UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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ATLAS AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
GENERAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: APPROVAL OF THE ATLAS AMERICA, INC. ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES
PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED ATLAS PIPELINE HOLDINGS, L.P. LONG-TERM INCENTIVE PLAN
PROPOSAL 3: APPROVAL OF AMENDED AND RESTATED ATLAS ENERGY RESOURCES, LLC LONG-TERM INCENTIVE PLAN
PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED ATLAS PIPELINE PARTNERS, L.P. LONG-TERM INCENTIVE PLAN
PROPOSAL 5: ELECTION OF DIRECTORS
NON-DIRECTOR EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CORPORATE GOVERNANCE
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDERS SHARING AN ADDRESS
ANNUAL REPORT AND REPORT ON FORM 10-K
STOCKHOLDER PROPOSALS

ATLAS AMERICA, INC.
311 Rouser Road, Moon Township, PA 15108
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday, May 23, 2007
To the Stockholders of ATLAS AMERICA, INC.:
     Notice is hereby given that the annual meeting of stockholders of ATLAS AMERICA, INC., a Delaware corporation, will be held at The Ethical Society Building, 1906 South Rittenhouse Square, Philadelphia, Pennsylvania 19103, May 23, 2007, at 9:00 a.m. (the “Meeting”), for the following purposes:
1.	To consider and vote upon a proposal to adopt, for purposes of complying with Section 162(m) of the Internal Revenue Code (“Section 162(m)”), the Annual Incentive Plan for Senior Executives.

2.	To consider and vote upon a proposal to amend the Atlas Pipeline Holdings, L.P. Long-Term Incentive Plan to provide performance-based awards criteria for purposes of complying with Section 162(m).

3.	To consider and vote upon a proposal to amend the Atlas Energy Resources, LLC Long-Term Incentive Plan to provide performance-based awards criteria for purposes of complying with Section 162(m).

4.	To consider and vote upon a proposal to amend the Atlas Pipeline Partners, L.P. Long-Term Incentive Plan to provide performance-based awards criteria for purposes of complying with Section 162(m).

5.	To elect three Class II directors to serve three-year terms expiring at the annual meeting of stockholders in 2010.

6.	To transact such other business as may properly be brought before the Meeting and any adjournment thereof.
     Only stockholders of record on our books at the close of business on April 10, 2007, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting and for 10 days before the Meeting at our offices, at 311 Rouser Road, Moon Township, Pennsylvania 15108. The stock transfer books will not be closed.
     THE ENCLOSED ADDRESSED ENVELOPE FOR RETURNING THE ENCLOSED PROXY REQUIRES NO POSTAGE AND YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS USE. IF YOU PLAN TO ATTEND THE MEETING, YOU NEED TO BRING A FORM OF PERSONAL IDENTIFICATION WITH YOU. IF YOUR STOCK IS HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE, YOU ALSO NEED TO BRING AN ACCOUNT STATEMENT INDICATING THAT YOU BENEFICIALLY OWN THE SHARES AS OF THE RECORD DATE, OR A LETTER FROM THE RECORD HOLDER INDICATING THAT YOU BENEFICIALLY OWN THE SHARES AS OF THE RECORD DATE, AND IF YOU WISH TO VOTE AT THE MEETING YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
By order of the Board of Directors,
Lisa Washington, Secretary
April 20, 2007

ATLAS AMERICA, INC.
311 Rouser Road Moon Township, PA 15108

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

GENERAL
Introduction
     The annual meeting of stockholders of Atlas America, Inc. will be held on Wednesday, May 23, 2007 at 9:00 a.m. (the “Meeting”) at The Ethical Society Building, 1906 South Rittenhouse Square, Philadelphia, Pennsylvania 19103, for the purposes set forth in the accompanying notice. Only stockholders of record at the close of business on April 10, 2007 will be entitled to notice of and to vote at the Meeting.
     This statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies from holders of our common stock to be used at the Meeting, and at any and all adjournments thereof. Proxies in the accompanying form, properly executed and returned to us, and not revoked, will be voted at the Meeting and any and all adjournments thereof.
     This proxy statement and the accompanying form of proxy are being sent on or about April 20, 2007, to stockholders of record as of April 10, 2007.
Changing or Revoking Proxy
     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time before its use by giving written notice of revocation to our Secretary at our Moon Township address stated herein, by submitting a later dated proxy or by attending the Meeting and voting in person.
Company’s Shares Outstanding and Entitled to Vote at the Meeting
     There were 17,803,036 shares of our common stock outstanding as of the April 10, 2007 record date. Each of those shares is entitled to one vote on each matter to be voted on at the Meeting.
Quorum
     The presence in person or by proxy of holders of our outstanding common stock representing not less than 1/3 of the outstanding shares of common stock will constitute a quorum. We will also treat as present for quorum purposes abstentions and shares held by a broker as nominee (i.e., in “street name”) that are represented by proxies at the Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from the beneficial owner of the shares (“broker non-votes”).
Vote Required for Approval
     If a quorum is present, approval of the Annual Incentive Plan for Senior Executives (the “Senior Executive Plan”) and the amendments to the Atlas Pipeline Holdings, L.P. Long-Term Incentive Plan, the Atlas Energy Resources, LLC Long-Term Incentive Plan and the Atlas Pipeline Partners, L.P. Long-Term Incentive Plan (collectively, the “Long-Term Incentive Plans”) will require a favorable vote of a majority of the outstanding shares of common stock entitled to vote. The affirmative vote of a plurality of the shares represented at the Meeting, in person or by proxy, will be necessary for the election of directors. Approval of all other business properly brought before the Meeting will require a favorable vote of a majority of the shares represented at the Meeting in person or by proxy.
     Votes may be cast for or withheld from each nominee for director, and for, against or abstain as to approval of the Senior Executive Plan and the amendments to the Long-Term Incentive Plans. Under applicable Delaware law, broker non-votes represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal, and abstentions will have no effect on the vote for the election of directors. Abstentions and broker non-votes will have the effect of a vote against the approval of the Senior Executive Plan and the proposed amendments to the Long-Term Incentive Plans.
     Any proxy not specifying to the contrary will be voted FOR the election of the nominated directors, FOR the adoption of the Senior Executive Plan and FOR the amendments to the Long-Term Incentive Plans.
Expenses and Manner of Solicitation
     We will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy. Our directors, officers and employees may solicit proxies personally or by letter or telephone, but no director, officer, or employee will be specially compensated for soliciting such proxies. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.
No Appraisal Rights
     Stockholders who object to the proposals will not have appraisal, dissenters’ or similar rights under Delaware law. These rights would permit a stockholder to seek a judicial determination of the fair value of his or her shares and to compel their purchase for cash in that amount. If the proposals described in this proxy statement are approved, that approval will be binding on all stockholders, and objecting stockholders will have no alternative other than selling their shares if they dissent from them.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth the number and percentage of shares of common stock owned, as of April 10, 2007, by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each of our present directors, (c) each of our executive officers serving during the 2006 fiscal year, and (d) all of our directors and executive officers as a group. This information is reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage of any other person. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person. The address for each director and executive officer is 311 Rouser Road, Moon Township, Pennsylvania 15108.

	Common stock
	Amount and nature of		Percent of
	beneficial ownership		class
Beneficial owner Directors
Carlton M. Arrendell	1,214		*
William R. Bagnell	731		*
Edward E. Cohen	1,910,186	(1)(3)	10.73%
Jonathan Z. Cohen	1,006,569	(2)(3)	5.65%
Donald W. Delson	1,214		*
Nicholas A. DiNubile	2,714		*
Dennis A. Holtz	2,285		*
Harmon S. Spolan	331		*

Non-director executive officers
Frank P. Carolas	37,020	(3)	*
Freddie M. Kotek	120,161	(3)	*
Matthew A. Jones	30,011	(3)	*
Nancy J. McGurk	41,181	(3)	*
Jeffrey C. Simmons	72,449	(3)	*
Michael L. Staines	68,312	(3)	*
All executive officers and directors as a group (14 persons)	2,655,600	(4)	18.50%

Other owners of more than 5% of outstanding shares
Cobalt Capital Management, Inc.	1,373,586	(5)	11.46%
Magnetar Financial LLC	951,900	(6)	10.05%
Leon G. Cooperman	940,837	(7)	7.91%

*	Less than 1%

(1)	Includes (i) 22,424 shares held in an individual retirement account of Betsy Z. Cohen, Mr. E. Cohen’s spouse; (ii) 581,313 shares held by a charitable foundation of which Mr. E. Cohen, his spouse and their children serve as co-trustees; and (iii) 120,300 shares held in trust for the benefit of Mr. E. Cohen’s spouse and/or children. Mr. E. Cohen disclaims beneficial ownership of the above referenced shares. 57,465 and 581,313 shares are also included in the shares referred to in footnote 3 below.

(2)	Includes (i) 57,465 shares held in a trust of which Mr. J. Cohen is a co-trustee and co-beneficiary and (ii) 581,313 shares held by a charitable foundation of which Mr. J. Cohen, his parents and his sibling serve as co-trustees. These shares are also included in the shares referred to in footnote 2 above. Mr. J. Cohen disclaims beneficial ownership of the above referenced shares.

(3)	Includes shares issuable on exercise of options granted under our Stock Incentive Plan in the following amounts: Mr. E. Cohen — 450,000 shares; Mr. J. Cohen — 300,000 shares; Mr. Carolas — 11,250 shares; Mr. Kotek — 15,000 shares; Mr. Jones — 30,000 shares; Ms. McGurk – 1,875 shares; Mr. Simmons — 11,250 shares; and Mr. Staines — 1, 875 shares.

(4)	This number has been adjusted to exclude 57,465 shares and 581,313 shares which were included in both Mr. E. Cohen’s beneficial ownership amount and Mr. J. Cohen’s beneficial ownership amount.

(5)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2007. The address for Cobalt Capital Management, Inc. is 237 Park Avenue, Suite 900, New York, New York 10017.

(6)	This information is based on a Schedule 13G filed with the SEC on February 14, 2007. The address for Magnetar Financial LLC is 1603 Orrington Avenue, 13th floor, Evanston, Illinois 60210.

(7)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2007. The address for Mr. Cooperman is 88 Pine Street, Wall Street Plaza, 31st Floor, New York, New York 10005.
PROPOSAL 1: APPROVAL OF THE ATLAS AMERICA, INC. ANNUAL INCENTIVE
PLAN FOR SENIOR EXECUTIVES
General
     The Board has approved the Atlas America, Inc. Annual Incentive Plan for Senior Executives and is submitting the Senior Executive Plan for stockholder approval. The Board has developed the Senior Executive Plan to ensure the deductibility of executive compensation paid to our senior executive employees in accordance with Section 162(m) of the Internal Revenue Code (“Section 162(m)”) which permits a corporation to deduct “qualified performance-based compensation” in excess of $1 million in any year to a covered person, if, among other requirements, the compensation is paid pursuant to objective performance goals under a plan approved by our stockholders. Covered persons under Section 162(m) are the chief executive officer and the other four most highly compensated executive officers. Under the Senior Executive Plan, we will award annual cash bonuses to senior executive officers based on our corporate performance or the performance of our subsidiaries or affiliates. A copy of the Senior Executive Plan is attached to this proxy statement as Exhibit A.
     If our stockholders do not approve the Senior Executive Plan, then the Board or the compensation committee will continue to determine the compensation for the senior executives as described below under “Director and Executive Officer Compensation—Compensation Discussion and Analysis,” but amounts awarded in excess of $1 million will not be eligible for the Section 162(m) deduction. The following is a summary of the material terms of the Senior Executive Plan.
Description of the Senior Executive Plan
     Purpose. The Senior Executive Plan provides a means for awarding annual cash bonuses to our senior executive employees and senior executive employees of our subsidiaries based on the achievement of objective performance goals over a designated performance period. The performance period is our fiscal year or any other period of up to 12 months. The objectives of the Senior Executive Plan are:
•	to enhance our ability to attract, reward and retain senior executive employees;

•	to strengthen employee commitment to our success; and

•	to align employee interests with those of the stockholders by providing compensation that varies based on our success.
     Administration. The Senior Executive Plan will be administered and interpreted by the compensation committee of the Board. The compensation committee has the authority to establish rules and regulations relating to the Senior Executive Plan, to interpret the Senior Executive Plan and those rules and regulations, to select participants, to determine each participant’s maximum award and award amount, to approve all awards, to decide the facts in any case arising under the Senior Executive Plan and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the Senior Executive Plan, including the delegation of its authority or power, where appropriate.
     Eligibility and Participation. Our senior executive employees, and senior executive employees of our subsidiaries, are eligible to participate in the Senior Executive Plan. For 2007, it is anticipated that five senior executives will be eligible to receive awards under the Senior Executive Plan. The compensation committee will select the senior executive employees who will participate in the Senior Executive Plan for each performance period.
     Establishment of Performance Goals. As soon as practicable, but no later than the earlier of 90 days after the beginning of the performance period or the date on which 25% of the performance period has been completed, the compensation committee will determine the employees who will be participants for the performance period, the performance goals and each participant’s maximum award for the performance period. The performance goals may provide for differing amounts to be paid based on differing thresholds of performance. The maximum award payable to any participant for any performance period will not exceed $5,000,000.
     Objective Criteria. The performance goals will be based on objective business criteria selected by the compensation committee at the beginning of each performance period. The criteria will include, either in absolute terms or in comparison to publicly available industry standards or indices, one or more of the following: stock price, return on equity, assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), earnings per share, price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, return on assets, stockholder return, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the compensation committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or our performance as a whole, or any combination.
     Calculation of Awards. A participant will earn an award for a performance period based on the level of achievement of the performance goals established by the compensation committee for that performance period. The compensation committee may reduce an award for any performance period based on its assessment of personal performance or other factors, but the compensation committee may not increase an award beyond the amount determined based on achievement of the performance goals. A participant will receive no award if the level of achievement of the performance goals is below the minimum required to earn an award for the performance period.

     Payment of Awards. At the end of the performance period, the compensation committee will certify the achievement of the performance goals and the amount of awards to be paid. Awards will be paid in a single lump sum cash payment as soon as practicable following the close of the performance period, but not later than 2-1/2 months after the close of the performance period. The compensation committee may permit participants to elect to defer awards.
     Limitations on Payment of Awards. Generally, a participant must be employed on the last day of a performance period to receive payment of an award under the Senior Executive Plan. However, if a participant’s employment terminates before the end of the performance period, the compensation committee may determine that the participant will remain eligible to receive a prorated portion of any award that would have been earned for the performance period, in such circumstances as the compensation committee deems appropriate. If a participant is on an authorized leave of absence during the performance period, the participant may be eligible to receive a prorated portion of any award that would have been earned, as determined by the compensation committee.
     Change of Control. Unless the compensation committee determines otherwise, if a change of control of our company occurs before the end of a performance period, each participant will receive an award for the performance period based on performance measured as of the date of the change of control. A change of control occurs if any person or group becomes a beneficial owner of more than 50% of our voting securities (other than a transaction in which we become a subsidiary of another entity and our stockholders immediately before the transaction own, immediately after the transaction, more than 50% of the resulting voting securities), sale or other disposition of all or substantially all of our assets or our liquidation or dissolution.
     Amendment and Termination of Plan. The compensation committee has the authority to amend, modify or terminate the Senior Executive Plan, but the compensation committee may not amend the Senior Executive Plan without obtaining stockholder approval if stockholder approval is required under Section 162(m). The Senior Executive Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Senior Executive Plan, if additional awards are to be paid under the Senior Executive Plan and if required by Section 162(m).
     New Plan Benefits. Awards under the Senior Executive Plan for the 2007 fiscal year are subject to stockholder approval of the Senior Executive Plan. The compensation committee has approved 2007 target bonus awards based on our estimated pre-tax, pre-incentive compensation income for the 2007 year. The amounts payable under the Senior Executive Plan for 2007 will not be determined until after the year is completed and achievement of the performance goals is determined. The compensation committee has discretion to reduce but not increase the maximum award amount payable to any participant. We will not pay 2007 bonus awards under the Senior Executive Plan if our 2007 pre-tax, pre-incentive compensation income does not meet or exceed a minimum threshold. The maximum award payable for 2007, expressed as a percentage of our estimated 2007 pre-tax, pre-incentive compensation income, for each participant is as follows: Edward E. Cohen, 5.03%; Jonathan Z. Cohen, 3.58%; Matthew A. Jones, 2.75%; Richard D. Weber, 2.75% and Robert R. Firth, 0.89%.
     The following table sets forth the maximum award amounts (bonuses) that would have been paid under the Senior Executive Plan for our 2006 fiscal year if these performance goals had been in effect, based on our pre-tax, pre-incentive compensation income for the 2006 calendar year.

Name and Position	Maximum award
Edward E. Cohen, Chairman, CEO and President	$3,686,990
Jonathan Z. Cohen, Vice Chairman	$2,624,140
Matthew A. Jones, Chief Financial Officer	$2,015,750
Richard D. Weber, President and Chief Operating Officer of Atlas Energy Resources, LLC	$2,015,750
Robert R. Firth, President and Chief Executive Officer of Atlas Pipeline Mid-Continent, LLC	$652,370
Executive Group	$1,0342,630
Non-Director Executive Group	—
Non-Executive Officer Employee Group	$652,370
Federal Income Tax Consequences
     The following description of the federal income tax consequences of awards under the Senior Executive Plan is a general summary. State, local, and other taxes may also be imposed in connection with awards. This discussion is intended for the information of stockholders considering how to vote at the Meeting and not as tax guidance to individuals who participate in the Senior Executive Plan.
     Awards generally will be subject to tax in the year in which they are paid. To the extent awards qualify as performance-based compensation under Section 162(m) or are otherwise deductible as compensation, we will be entitled to a corresponding tax deduction in the year the award is paid.
Board of Directors Recommendation. The Board recommends a vote FOR this proposal.
PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED ATLAS PIPELINE
HOLDINGS, L.P. LONG-TERM INCENTIVE PLAN
General
     Our subsidiary, Atlas Pipeline Holdings, L.P., maintains the Atlas Pipeline Holdings, L.P. Long-Term Incentive Plan (as proposed to be amended, the “AHD Plan”). Among other eligible participants, our employees who perform services for or in furtherance of the interests of Atlas Pipeline Holdings or its general partner, Atlas Pipeline Holdings GP, LLC, are eligible to participate in the AHD Plan.
     The Board has directed that a proposal to approve the amended and restated AHD Plan be submitted to our stockholders in order to permit the grant of awards that qualify as performance-based compensation under Section 162(m). We are subject to the $1 million deduction limit on compensation paid to the named executive officers of publicly-held corporations under Section 162(m). Section 162(m) permits us to deduct “performance-based compensation” in excess of $1 million in any year to a named executive officer if, among other requirements, the compensation is paid pursuant to a plan that has been approved by our stockholders.
     If our stockholders approve the AHD Plan, our compensation committee will be able to make awards to our named executive officers under the AHD Plan that will qualify as performance-based compensation under Section 162(m). If our stockholders do not approve the AHD Plan, then the unamended AHD Plan will continue in effect. A copy of the AHD Plan is attached to this proxy statement as Exhibit B. The following is a summary of the material terms of the AHD Plan.

Description of the AHD Plan
     Purpose. The AHD Plan provides incentive compensation opportunities to persons who perform services for Atlas Pipeline Holdings or Atlas Pipeline Holdings GP or otherwise work in furtherance of Atlas Pipeline Holdings’ or Atlas Pipeline Holdings GP’s interests.
     Types of Awards. The AHD Plan provides that awards may be made in any of the following forms: (i) options to purchase Atlas Pipeline Holdings common units, (ii) phantom units, which upon vesting entitle an individual to receive common units or their then fair market value in cash, and (iii) tandem distribution equivalent rights (“DERs”), granted with phantom units, which entitle an individual to receive an amount in cash equal to, and at the same time as, the cash distributions made by Atlas Pipeline Holdings with respect to a common unit during the period such phantom unit is outstanding.
     Units Available. Subject to adjustment as described below, options and phantom units may be granted under the AHD Plan with respect to 2,100,000 common units. If any option or phantom unit is forfeited or otherwise terminates or is canceled or paid without delivery of common units, then the units covered by such award, to the extent of such forfeiture, termination, payment or cancellation, will again be available for award.
     Eligibility and Participation. Any officers, employees or board members of Atlas Pipeline Holdings GP, and employees of its affiliates, consultants or joint venture partners who perform services for or in furtherance of the interests of Atlas Pipeline Holdings or Atlas Pipeline Holdings GP are eligible to participate in the AHD Plan. We employ all of the officers and employees who perform services for Atlas Pipeline Holdings GP, approximately 173 of which are eligible to participate in the AHD Plan. Non-employee directors of Atlas Pipeline Holdings GP, currently three persons, are also eligible to participate in the AHD Plan.
     Administration. The AHD Plan will be administered and interpreted by Atlas Pipeline Holdings GP’s board, a committee of the board, or a committee delegated by the board. With respect to awards that are intended to be “qualified performance-based compensation” under Section 162(m), the committee must consist of two or more individuals who are outside directors as defined under Section 162(m) and related Treasury regulations. The Atlas Pipeline Holdings GP board has appointed our compensation committee to administer the AHD Plan.
     Subject to any applicable law, the compensation committee may delegate any of its powers and duties under the AHD Plan, including the power to grant awards, to the chief executive officer of Atlas Pipeline Holdings GP. Any such delegation will not limit the chief executive officer’s eligibility to receive awards under the AHD Plan. The chief executive officer may not grant awards to, or take any action with respect to, any award previously granted to himself or an individual who is subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”).
     The compensation committee has authority to select participants; determine the types of awards to be granted to a participant; determine the terms and conditions of any award; determine whether, to what extent, and under what circumstances awards may be settled, exercised, canceled or forfeited; interpret and administer the AHD Plan and any instrument or agreement relating to an award made under the AHD Plan; establish, amend, suspend or waive rules and regulations and appoint agents as it deems appropriate for the proper administration of the AHD Plan; and make any other determinations and take any other action that it deems necessary or desirable for the administration of the AHD Plan. The determinations of the compensation committee are made in its sole discretion and are final, binding and conclusive.

     Options. The compensation committee will determine the individuals to whom options will be granted, the number of common units to be covered by each option, the exercise price of an option, the restricted period and the conditions and limitations applicable to the exercise price of an option. The restricted period is a period during which an option remains subject to forfeiture or is not exercisable by the participant. The compensation committee fixes the exercise price of the options at the time the option is granted. The exercise price of an option may be more or less than the fair market value of a unit as of the date of grant. However, in order for options granted under the AHD Plan to qualify as Section 162(m) performance-based compensation, the exercise price of the options may not be less than the fair market value of the units underlying the options on the date of grant. Options need not vest based on achievement of performance goals to qualify as performance-based compensation under Section 162(m).
     Phantom Units and DERs. The compensation committee will determine the individuals to whom phantom units will be granted, the number of phantom units to be granted, the restricted period, the conditions under which the phantom units may become vested or forfeited, and whether DERs are granted with respect to an award.
     Performance-Based Compensation. If the compensation committee decides to grant phantom units and tandem DERs that are performance-based compensation under Section 162(m), the compensation committee will specify objective performance goals that must be met with respect to the awards. As soon as practicable, but no later than the earlier of 90 days after the beginning of a performance period or the date on which 25% of the performance period has been completed, the compensation committee will determine the performance period, the participants for the performance period, the performance goals and each participant’s maximum award for the performance period. The compensation committee has discretion to reduce an award for any performance period, but it may not increase an award beyond the amount determined based on the achievement of performance goals.
     The performance goals will be based on objective business criteria selected by the compensation committee at the beginning of each performance period. The criteria will include, either in absolute terms or in comparison to publicly available industry standards or indices, one or more of the following: assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, market capitalization, return on assets, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the compensation committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or the performance of Atlas Pipeline Holdings or its affiliates as a whole, or in any combination.
     Payment of Awards. Upon termination of a participant’s employment or membership on the board during the applicable restricted period, other than by reason of death or disability, all options and unvested phantom units will be forfeited by the participant. If the reason for the termination is the participant’s death or disability, all options awarded to the participant will become exercisable and all phantom units will vest automatically. The compensation committee may, in its discretion, waive in whole or in part any forfeiture.
     With respect to phantom units and tandem DERs that are designed to meet the requirements of Section 162(m) for performance-based compensation, at the end of a performance period, the compensation committee will certify the achievement of the performance goals and the amount of awards that will be paid. The compensation committee may provide that the award will be payable, in whole or in part, in the event of the participant’s death or disability, or upon a change in control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m).
     Adjustment Provision. In the event that the compensation committee determines that any distribution (whether in the form of cash, units, other securities or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common units or other securities of Atlas Pipeline Holdings, issuance of warrants or other rights to purchase common units or other securities of Atlas Pipeline Holdings, or other similar transaction or event affects the common units such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the AHD Plan, then the compensation committee will equitably adjust (i) the number and type of units (or other securities or property) with respect to which awards may be granted, (ii) the number and type of units (or other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award. In any case, the number of units subject to any award will always be a whole number. The compensation committee may make provision for a cash payment to the holder of an outstanding award.
     Change in Control. Upon a change in control, all awards that are not subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) relating to deferred compensation will automatically vest and become payable or exercisable in full. In this regard, all restricted periods will terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. To the extent an option is not exercised upon a change in control, the compensation committee may, in its discretion, cancel such award without payment or provide for a replacement grant on such terms as it deems appropriate. A change of control occurs if Atlas Pipeline Holdings GP or an affiliate of us, ceases to be the general partner of Atlas Pipeline Holdings; upon a merger, consolidation, share exchange, division or other reorganization of Atlas Pipeline Holdings, Atlas Pipeline Holdings GP, Atlas Pipeline Partners, L.P., Atlas Pipeline Partners GP, LLC, us or any of our affiliates (other than a transaction which would result in the voting securities of any of such entities outstanding immediately before the transaction continuing to represent at least 60% of the resulting voting securities); the equity holders of Atlas Pipeline Holdings, Atlas Pipeline Partners GP, us or any of our affiliates that is a direct or indirect parent of Atlas Pipeline Holdings GP approve a plan of liquidation or winding up or the sale of all or substantially all of such entity’s assets; or during any 24 consecutive months, individuals who at the beginning of the period constituted the board of directors of Atlas Pipeline Holdings GP, the Board or the board of any of our affiliates that is a direct or indirect parent of Atlas Pipeline Holdings GP cease to constitute at least a majority of such entity’s board, or in the case of a spin off of us, if Edward E. Cohen and Jonathan Z. Cohen cease to be our directors.
     With respect to an award that is subject to Section 409A, the AHD Plan may be terminated within 30 days preceding or the 12 months following a change in control and all such awards that are vested will be paid, provided that all substantially similar plans sponsored by Atlas Pipeline Holdings GP and its affiliates are terminated and all participants in the substantially similar plans are required to receive all compensation deferred under such terminated arrangements within 12 months of the date of termination of the arrangements.
     Amendment and Termination of the AHD Plan. The Atlas Pipeline Holdings GP board or committee has the authority to amend, alter, suspend, discontinue or terminate the AHD Plan, subject to unit holder approval if such approval is required under any applicable stock exchange requirements. The committee may waive any conditions or rights under, amend any terms of, or alter any award granted, provided no change, other than an adjustment upon the occurrence of certain usual or non-occurring events, in any award shall materially reduce the benefit to a participant without the participant’s consent. The AHD Plan must be re-approved by our stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the AHD Plan, if phantom units and DERs are to be granted as performance-based compensation and if required by Section 162(m).
     AHD Plan Benefits. Awards under the AHD Plan are determined by the compensation committee in its sole discretion. We cannot determine the benefits or amounts that will be received or allocated in the future under the AHD Plan, as the compensation committee did not make any determination regarding performance based awards.
     The following table contains information about the AHD Plan as of December 31, 2006:

	(a)	(b)	(c)
	Number of	Weighted
	securities to be	average	Number of securities remaining
	issued upon	exercise price	available for future issuance
	exercise of	of outstanding	under equity compensation plans
	equity	equity	(excluding securities reflected
Plan category	instruments	instruments	in column (a))

Equity compensation plans not approved by security holders – phantom units	220,492	$0.00
Equity compensation plans not approved by security holders – unit options	1,215,000	$22.56
Equity compensation plans not approved by security holders – Total	1,435,492		664,508
Federal Income Tax Consequences
     The following description of the federal income tax consequences of awards under the AHD Plan is a general summary. State, local and other taxes may also be imposed in connection with awards. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the AHD Plan.
     Awards generally will be subject to tax in the year in which an award is paid. To the extent awards qualify as performance-based compensation under Section 162(m) or are otherwise deductible as compensation, the employer will be entitled to a corresponding tax deduction in the year the award is paid.
Board of Directors Recommendation. The Board recommends a vote FOR this proposal.
PROPOSAL 3: APPROVAL OF AMENDED AND RESTATED ATLAS ENERGY
RESOURCES, LLC LONG-TERM INCENTIVE PLAN
General
     Our subsidiary, Atlas Energy Resources, LLC, maintains the Atlas Energy Resources Long-Term Incentive Plan (as proposed to be amended, the “ATN Plan”). Among other eligible participants, our employees who perform services for or in furtherance of the interests of Atlas Energy Resources are eligible to participate in the ATN Plan.
     The Board has directed that a proposal to approve the amended and restated ATN Plan be submitted to our stockholders in order to permit the grant of awards that qualify as performance-based compensation under Section 162(m).We are subject to the $1 million deduction limit on compensation paid to the named executive officers of publicly-held corporations under Section 162(m). Section 162(m) permits us to deduct “performance-based compensation” in excess of $1 million in any year to a named executive officer if, among other requirements, the compensation is paid pursuant to a plan that has been approved by our stockholders.
     If our stockholders approve the ATN Plan, our compensation committee will be able to make awards to our named executive officers under the ATN Plan that will qualify as performance-based compensation under Section 162(m). If our stockholders do not approve the ATN Plan, then the unamended ATN Plan will continue in effect. A copy of the ATN Plan is attached to this proxy statement as Exhibit C. The following is a summary of the material terms of the ATN Plan.
Description of the ATN Plan
     Purpose. The ATN Plan provides incentive compensation opportunities to persons who perform services for Atlas Energy Resources or otherwise work in furtherance of Atlas Energy Resources’ interests.
     Types of Awards. The ATN Plan provides that awards may be made in any of the following forms: (i) options to purchase Atlas Energy Resources common units, (ii) phantom units which upon vesting entitle an individual to receive common units or their then fair market value in cash, (iii) tandem DERs granted with respect to phantom units, (iv) restricted units, which are grants of common units that remain subject to forfeiture or are not otherwise exercisable by the participant, referred to as the restricted period, and (v) unit grants, which are awards of common units that are not subject to a restricted period.
     Units Available. Subject to adjustment as described below, options, phantom units, restricted units and unit grants may be granted under the ATN Plan with respect to 3,742,000 common units. If any option, phantom unit or restricted unit is forfeited or otherwise terminates or is canceled or paid without delivery of common units, then the units covered by such award, to the extent of such forfeiture, termination, payment or cancellation, will again be available for award.
     Eligibility and Participation. Any officers, directors, employees, consultants and joint venture partners of Atlas Energy Resources and employees, directors and consultants of Atlas Energy Management, Inc., our subsidiary, or its affiliates who perform services for Atlas Energy Resources are eligible to participate in the ATN Plan. We employ all of the officers and employees who perform services for Atlas Energy Resources and Atlas Energy Management, approximately 365 of which are eligible to participate in the AHD Plan. The non-employee managers of Atlas Energy Resources, of which there are three, will be awarded phantom units and DERs in an amount equal to the lesser of (i) 500 or (ii) a number of phantom units equal to $15,000 divided by the fair market value of a common unit as of the award date.
     Administration. The ATN Plan is administered and interpreted by the board of directors of Atlas Energy Resources, a committee of the board, or a committee delegated by the board. With respect to awards that are intended to be “qualified performance-based compensation” under Section 162(m), the committee must consist of two or more individuals who are outside directors as defined under Section

162(m) and related Treasury regulations. The Atlas Energy Resources board has appointed our compensation committee to administer the ATN Plan.
     Subject to any applicable law, the compensation committee may delegate any of its powers and duties under the ATN Plan, including the power to grant awards under the ATN Plan, to the chief executive officer of Atlas Energy Resources. Any such delegation will not limit the chief executive officer’s eligibility to receive awards under the ATN Plan. The chief executive officer may not grant awards to, or take any action with respect to, any award previously granted to himself or an individual who is subject to Rule 16b-3 of the Securities Exchange Act.
     The compensation committee has authority to select participants; determine the types of awards to be granted to a participant; determine the terms and conditions of any award; determine whether, to what extent, and under what circumstances awards may be settled, exercised, canceled or forfeited; interpret and administer the ATN Plan and any instrument or agreement relating to an award made under the ATN Plan; establish, amend, suspend or waive rules and regulations and appoint agents as it deems appropriate for the proper administration of the ATN Plan; and make any other determinations and take any other action that it deems necessary or desirable for the administration of the ATN Plan. The determinations of the compensation committee are made in its sole discretion and are final, binding and conclusive.
     Options. The compensation committee will determine the individuals to whom options will be granted, the number of common units to be covered by each option, the exercise price of an option, the restricted period and the conditions and limitations applicable to the exercise price of an option. The compensation committee fixes the exercise price of the options at the time the options are granted. The exercise price of an option may not be less than the fair market value of a unit as of the date of grant. The compensation committee will determine the method or methods by which payment of the exercise price may be made, which may include cash, check acceptable to the compensation committee, a “cashless-broker” exercise through procedures approved by the compensation committee, or any combination thereof, or if permitted by the compensation committee, by delivering units owned by the individual and having a fair market value on the exercise date equal to the relevant exercise price. Options need not vest based on achievement of performance goals to qualify as performance-based compensation under Section 162(m).
     Phantom Units and DERs. The compensation committee will determine the individuals to whom phantom units will be granted, the number of phantom units to be granted to each individual, the restricted period, the conditions under which the phantom units may become vested or forfeited and whether DERs are granted with respect to an award of units.
     Restricted Units and Unit Grants. The compensation committee will determine the individuals to whom restricted units and unit grants will be awarded, the number of restricted units or unit grants to be awarded to each individual, the restricted period for restricted units, and the conditions under which the restricted units may become vested or forfeited.
     Performance-Based Compensation. If the compensation committee decides to grant phantom units and tandem DERs, restricted units or unit grants that are performance-based compensation under Section 162(m), the compensation committee will specify objective performance goals that must be met with respect to the awards. As soon as practicable, but no later than the earlier of 90 days after the beginning of a performance period or the date on which 25% of the performance period has been completed, the compensation committee will determine the performance period, the participants for the performance period, the performance goals and each participant’s maximum award for the performance period. The compensation committee has discretion to reduce an award for any performance period, but the compensation committee may not increase an award beyond the amount determined based on the achievement of performance goals.
     The performance goals will be based on objective business criteria selected by the compensation committee at the beginning of each performance period. The criteria will include, either in absolute terms or in comparison to publicly available industry standards or indices, one or more of the following: assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, market capitalization, return on assets, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the compensation committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or the performance of Atlas Energy Resources or its affiliates as a whole, or in any combination.
     Payment of Awards. Upon termination of a participant’s employment or membership on the board during the applicable restricted period, other than by reason of death or disability, all options and unvested phantom units will be forfeited by the participant. If the reason for the termination is the participant’s death or disability, all options awarded to the participant will become exercisable and all phantom units and restricted units will vest automatically. The compensation committee may, in its discretion, waive in whole or in part any forfeiture.
     With respect to phantom units and tandem DERs, restricted units and unit grants that are designed to meet the requirements of Section 162(m) for performance-based compensation, at the end of a performance period, the compensation committee will certify the achievement of the performance goals and the amount of awards that will be paid. The compensation committee may provide that the award will be payable, in whole or in part, in the event of the participant’s death or disability, or upon a change in control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m).
     Adjustment Provision. In the event that the compensation committee determines that any distribution (whether in the form of cash, units, other securities or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common units or other securities of Atlas Energy Resources, issuance of warrants or other rights to purchase common units or other securities of Atlas Energy Resources, or other similar transaction or event affects the common units such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ATN Plan, then the compensation committee will equitably adjust (i) the number and type of common units (or other securities or property) with respect to which awards may be granted, (ii) the number and type of common units (or other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award. In any case, the number of units subject to any award will always be a whole number. The compensation committee may make provision for a cash payment to the holder of an outstanding award.
     Change in Control. Upon a change in control, all awards that are not subject to Section 409A will automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all restricted periods will terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. To the extent an option is not exercised upon a change in control, the compensation committee may, in its discretion, cancel such award without payment or provide for a replacement grant on such terms as it deems appropriate. A change of control occurs if Atlas Energy

Management or one of our affiliates ceases to be the manager of Atlas Energy Resources; the acquisition by any person or group by way of merger, consolidation or other business combination or purchase of beneficial ownership of 50% or more of Atlas Energy Resources’ voting securities (other than an acquisition by an affiliate of Atlas Energy Resources or a person controlled by any executive officer of Atlas Energy Resources, Atlas Energy Management or us); the sale of all or substantially all of Atlas Energy Resources’ assets; or during any 24 consecutive months, individuals who at the beginning of the period constituted the board of directors of Atlas Energy Resources cease to constitute at least a majority of such entity’s board or if both Edward E. Cohen and Jonathan Z. Cohen cease to be directors of Atlas Energy Resources.
     With respect to an award that is subject to Section 409A, such award will be paid out upon the change in control if the change in control complies with Section 409A; otherwise the award will remain outstanding and be distributed in accordance with its terms.
     Amendment and Termination of the ATN Plan. The Atlas Energy Resources board or compensation committee has the authority to amend, alter, suspend, discontinue or terminate the ATN Plan, subject to unitholder approval if such approval is required under any applicable stock exchange requirements. The committee may waive any conditions or rights under, amend any terms of, or alter any award granted, provided no change, other than an adjustment upon the occurrence of certain usual or non-occurring events or certain other circumstances, in any award shall materially reduce the benefit to a participant without the participant’s consent, except if such amendment is required to comply with Section 409A. The ATN Plan must be re-approved by our stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the ATN Plan, if phantom units and tandem DERs, restricted units and unit grants are to be granted as performance-based compensation and if required by Section 162(m).
     ATN Plan Benefits. Awards under the ATN Plan are determined by the compensation committee in its sole discretion. We cannot determine the benefits or amounts that will be received or allocated in the future under the ATN Plan, as the compensation committee did not make any determination regarding performance based awards.
     The following table contains information about the ATN Plan as of December 31, 2006:

	(a)	(b)	(c)
Number of
	securities to be	Weighted average	Number of securities remaining
	issued upon	exercise price of	available for future issuance
	exercise of	outstanding	under equity compensation plans
	outstanding options,	options, warrants	(excluding securities reflected
Plan category	warrants and rights	and rights	in column (a))

Equity compensation plans not approved by security holders	0		3,742,001 (1)

(1)	Includes 47,619 restricted units and 373,752 unit options which we became obligated to grant pursuant to Mr. Weber’s employment agreement entered into in 2006, but which were granted in January 2007 after the filing of a Registration Statement on Form S-8 which registered the units under the ATN Plan.

Federal Income Tax Consequences
     The following description of the federal income tax consequences of awards under the ATN Plan is a general summary. State, local and other taxes may also be imposed in connection with awards. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the ATN Plan.
     Awards generally will be subject to tax in the year in which an award is paid. To the extent awards qualify as performance-based compensation under Section 162(m) or are otherwise deductible as compensation, the employer will be entitled to a corresponding tax deduction in the year the award is paid.
Board of Directors Recommendation. The Board recommends a vote FOR this proposal.
PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED ATLAS PIPELINE
PARTNERS, L.P. LONG-TERM INCENTIVE PLAN
General
     Our subsidiary, Atlas Pipeline Partners, L.P., maintains the Atlas Pipeline Partners, L.P. Long-Term Incentive Plan (as proposed to be amended, the “APL Plan”). Among other eligible participants, our employees who perform services for or in furtherance of the interests of Atlas Pipeline Partners are eligible to participate in the APL Plan.
     The Board has directed that a proposal to approve the amended and restated APL Plan be submitted to our stockholders in order to permit the grant of awards that qualify as performance-based compensation under Section 162(m). We are subject to the $1 million deduction limit on compensation paid to the named executive officers of publicly-held corporations under Section 162(m). Section 162(m) permits us to deduct “performance-based compensation” in excess of $1 million in any year to a named executive officer if, among other requirements, the compensation is paid pursuant to a plan that has been approved by our stockholders.
     If our stockholders approve the APL Plan, our compensation committee will be able to make awards under the APL Plan to our named executive officers that will qualify as performance-based compensation under Section 162(m). If our stockholders do not approve the APL Plan, then the unamended APL Plan will continue in effect. A copy of the APL Plan is attached to this proxy statement as Exhibit D. The following is a summary of the material terms of the APL Plan.
Description of the APL Plan
     Purpose. The APL Plan provides incentive compensation opportunities to persons who perform services for Atlas Pipeline Partners or otherwise work in furtherance of its business.
     Types of Awards. The APL Plan provides that awards may be made in any of the following forms: (i) options to purchase common units, (ii) phantom units which upon vesting entitle an individual to receive common units or their then fair market value in cash, and (iii) tandem DERs granted with respect to phantom units.
     Units Available. Subject to adjustment as described below, options and phantom units may be granted under the APL Plan with respect to 435,000 common units, provided that the maximum number of phantom units that may be awarded to non-employee directors of Atlas Pipeline Partners GP is 10,000. If any option or phantom unit is forfeited or otherwise terminates or is canceled or paid without delivery of units, then the units covered by such award, to the extent of such forfeiture, termination, payment or cancellation, shall again be units with respect to which awards may be granted.
     Eligibility and Participation. Any officers, employees or non-employee managers of Atlas Pipeline Partners GP, its affiliates, consultants or joint venture partners who perform services for or in furtherance of the business of Atlas Pipeline Partners are eligible to participate in the ATN Plan. We employ all of the officers and employees who perform services for Atlas Pipeline Partners GP, approximately 173 of which are eligible to participate in the ATN Plan. Non-employee managers of Atlas Pipeline Partners GP, currently four persons, are also eligible to receive up to 10,000 phantom units.
     Administration. The APL Plan will be administered and interpreted by the board of Atlas Pipeline Partners GP, a committee of the board or a committee delegated by the board. With respect to awards that are intended to be “qualified performance-based compensation” under Section 162(m), the committee must consist of two or more individuals who are outside directors as defined under Section 162(m) and related Treasury regulations. The Atlas Pipeline Partners GP board has appointed our compensation committee to administer the APL Plan.
     Subject to any applicable law, the compensation committee may delegate any of its powers and duties under the APL Plan, including the power to grant awards under the APL Plan, to the chief executive officer of Atlas Pipeline Partners GP. Any such delegation will not limit the chief executive officer’s eligibility to receive awards under the APL Plan. The chief executive officer may not grant awards to, or take any action with respect to, any award previously granted to himself or an individual who is subject to Rule 16b-3 of the Securities Exchange Act.
     The compensation committee has authority to select participants; determine the types of awards to be granted to a participant; determine the terms and conditions of any award; determine whether, to what extent, and under what circumstances awards may be settled, exercised, canceled or forfeited; interpret and administer the APL Plan and any instrument or agreement relating to an award made under the APL Plan; establish, amend, suspend or waive rules and regulations and appoint agents as it deems appropriate for the proper administration of the APL Plan; and make any other determinations and take any other action that it deems necessary or desirable for the administration of the APL Plan. The determinations of the compensation committee are made in its sole discretion and are final, binding and conclusive.
     Options. The compensation committee will determine the individuals to whom options will be granted, the number of units to be covered by each option, the exercise price of an option, the restricted period and the conditions and limitations applicable to the exercise price of an option. The restricted period is a period during which an option remains subject to forfeiture or is not exercisable by the participant. The compensation committee fixes the exercise price of the options at the time the option is granted. The exercise price of an option may be more or less than the fair market value of a unit as of the date of grant. However, in order for options granted under the APL Plan to qualify as Section 162(m) performance-based compensation, the exercise price of the options may not be less than the fair market value of the units underlying the options on the date of grant. Options need not vest based on achievement of performance goals to qualify as performance-based compensation under Section 162(m).
     Phantom Units and DERs Awarded to Employees. The compensation committee will determine the individuals to whom phantom units will be granted, the number of phantom units to be granted to each individual, the restricted period, the conditions under which the phantom units may become vested or forfeited, and whether DERs are granted with respect to an award.

     Phantom Units and DERs Awarded to Non-Employee Managers of Atlas Pipeline Partners GP. Each non-employee manager of Atlas Pipeline Partners GP will annually be awarded phantom units and DERs as of that date in an amount equal to the lesser of (i) 500 or (ii) a number of phantom units equal to $15,000 divided by the fair market value of a common unit as of the award date. A non-employee manager will vest in 25% of his or her units on each anniversary of the original award for such phantom units such that each award will fully vest on the fourth anniversary of the award.
     Performance-Based Compensation. If the compensation committee decides to grant phantom units and tandem DERs that are performance-based compensation under Section 162(m), the compensation committee will specify objective performance goals that must be met with respect to the awards. As soon as practicable, but no later than the earlier of 90 days after the beginning of a performance period or the date on which 25% of the performance period has been completed, the compensation committee will determine the performance period, the participants for the performance period, the performance goals and each participant’s maximum award for the performance period. The compensation committee has discretion to reduce an award for any performance period, but the compensation committee may not increase an award beyond the amount determined based on the achievement of performance goals.
     The performance goals will be based on objective business criteria selected by the compensation committee at the beginning of each performance period. The criteria will include, either in absolute terms or in comparison to publicly available industry standards or indices, one or more of the following: assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, market capitalization, return on assets, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the compensation committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or the performance of Atlas Pipeline Partners or its affiliates as a whole, or in any combination.
     Payment of Awards. Upon termination of a participant’s employment with Atlas Pipeline Partners GP or its affiliates or membership on the board during the applicable restricted period, other than by reason of death or disability, all options and unvested phantom units will be forfeited by the participant. If the reason for the termination is the participant’s death or disability, all options awarded to the participant will become exercisable and all phantom units will vest automatically. The compensation committee may, in its discretion, waive in whole or in part any forfeiture.
     With respect to phantom units and tandem DERs that are designed to meet the requirements of Section 162(m) for performance-based compensation, at the end of a performance period, the compensation committee will certify the achievement of the performance goals and the amount of awards that will be paid. The compensation committee may provide that the award will be payable, in whole or in part, in the event of the participant’s death or disability, or upon a change in control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m).
     Adjustment Provision. In the event that the committee determines that any distribution (whether in the form of cash, units, other securities or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common units or other securities of Atlas Pipeline Partners, issuance of warrants or other rights to purchase common units or other securities of Atlas Pipeline Partners, or other similar transaction or event affects the common units such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the APL Plan, then the compensation committee will equitably adjust (i) the number and type of units (or other securities or property) with respect to which awards may be granted, (ii) the number and type of units (or other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award; provided, however, that the number of units subject to any award will always be a whole number. The compensation committee may make provision for a cash payment to the holder of an outstanding award.
     Change in Control. Upon a change in control, all awards will automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all restricted periods will terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. To the extent an option is not exercised upon a change in control, the compensation committee may, in its discretion, cancel such award without payment or provide for a replacement grant on such terms as it deems appropriate. A change of control occurs if Atlas Pipeline Partners GP, or an affiliate of ours, ceases to be the general partner of Atlas Pipeline Holdings; upon a merger, consolidation, share exchange, division or other reorganization of Atlas Pipeline Partners, Atlas Pipeline Partners GP, us or any of our affiliates (other than a transaction which would result in the voting securities of any of such entities outstanding immediately before the transaction continuing to represent at least 60% of the resulting voting securities); the equity holders of Atlas Pipeline Partners, us or any of our affiliates that is a direct or indirect parent of Atlas Pipeline Partners GP approve a plan of liquidation or winding up or the sale of all or substantially all of such entity’s assets; or during any 24 consecutive months, individuals who at the beginning of the period constituted the board of directors of Atlas Pipeline Partners GP, the Board or the board of any of our affiliates that is a direct or indirect parent of Atlas Pipeline Partners GP cease to constitute at least a majority of such entity’s board or in the event we have a spin off, if Edward E. Cohen and Jonathan Z. Cohen cease to be our directors.
     Amendment and Termination of the APL Plan. The Atlas Pipeline Partners GP board or compensation committee has the authority to amend, alter, suspend, discontinue or terminate the APL Plan, subject to unit holder approval if such approval is required under any applicable stock exchange requirements. The committee may waive any conditions or rights under, amend any terms of, or alter any award granted, provided no change, other than an adjustment upon the occurrence of certain usual or non-occurring events, in any award shall materially reduce the benefit to a participant without the participant’s consent. The APL Plan must be re-approved by our stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the APL Plan, if phantom units and DERs are to be granted as performance-based compensation and if required by Section 162(m).
     APL Plan Benefits. Awards under the APL Plan are determined by the compensation committee in its sole discretion. We cannot determine the benefits or amounts that will be received or allocated in the future under the APL Plan, as the compensation committee did not make any determination regarding performance based awards.

     The following table contains information about the APL Plan as of December 31, 2006:

	(a)	(b)	(c)
	Number of	Weighted	Number of securities remaining
	securities	average	available for future issuance
	to be issued	exercise price	under equity compensation
	upon exercise of	of outstanding	plans (excluding securities
Plan category	phantom units	phantom units	reflected in column (a))
Equity compensation plans approved by security holders	159,067	$0.00	275,933
Federal Income Tax Consequences
     The following description of the federal income tax consequences of awards under the APL Plan is a general summary. State, local and other taxes may also be imposed in connection with awards. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the APL Plan.
     Awards generally will be subject to tax in the year in which an award is paid. To the extent awards qualify as performance-based compensation under Section 162(m) or are otherwise deductible as compensation, the employer will be entitled to a corresponding tax deduction in the year the award is paid.
Board of Directors Recommendation. The Board recommends a vote FOR this proposal.
PROPOSAL 5: ELECTION OF DIRECTORS
     The Board is divided into three classes with directors in each class serving three-year terms. The terms of directors in Class II expire at the Meeting. The Board has nominated Carlton M. Arrendell, Jonathan Z. Cohen and Donald W. Delson for re-election as directors in Class II.
     The persons named in the enclosed proxy intend, in the absence of a contrary direction, to vote for Messrs. Arrendell, J. Cohen and Delson as Class II directors to serve for three-year terms expiring at the 2010 annual meeting of stockholders, or until their successors are elected or appointed. Should any nominee become unable or refuse to accept nomination or election as a Class II director, it is intended that the persons named as proxies will vote for the election of such other person as the Board may recommend. The Board knows of no reason why any nominee might be unable or refuse to accept nomination or election.
     Information is set forth below regarding the principal occupation of each nominee and each of our other directors. There are no family relationships among the nominees and directors of our company, except that Edward E. Cohen, Chairman of the Board and Chief Executive Officer, is the father of Jonathan Z. Cohen, Vice Chairman.

	Year in
	which
	service as	Term to expire
Names of directors, principal	director	at annual
occupation and other information	began	meeting
Nominees for election:

Carlton M. Arrendell, 44, has been a director since February 2004. Mr. Arrendell currently serves as a special real estate consultant to the AFL-CIO Investment Trust Corporation following six years of service as Investment Trust Corporation’s Chief Investment Officer. Mr. Arrendell has been with Investment Trust Corporation since 1996.	2004	2007

Jonathan Z. Cohen, 36, has been Vice Chairman of the Board since our formation in 2000. Mr. Cohen has been Vice Chairman of the Board of Atlas Energy Resources, LLC and its manager, Atlas Energy Management, Inc., since their organization in June 2006. Mr. Cohen has been Vice Chairman of the Managing Board of Atlas Pipeline Partners GP, LLC since its formation in 1999 and Vice Chairman of the Board of Directors of Atlas Pipeline Holdings GP, LLC, the general partner of Atlas Pipeline Holdings, L.P., since its formation in January 2006. Mr. Cohen has been a senior officer of Resource America, Inc. (a publicly-traded specialized asset management company) since 1998, serving as the Chief Executive Officer since 2004, President since 2003 and a director since 2002. Mr. Cohen has been Chief Executive Officer, President and a director of Resource Capital Corp. (a publicly-traded real estate investment trust, which is an affiliate of Resource America) since its formation in 2005, and was the Trustee and Secretary of RAIT Financial Trust (a publicly-traded real estate investment trust (originally sponsored by Resource America)) from 1997, and its Vice Chairman from 2003, until December 2006. Mr. Cohen is a son of Edward E. Cohen.
	2004	2007

Donald W. Delson, 56, has been a director since February 2004. Mr. Delson has over 20 years of experience as an investment banker specializing in financial institutions. Mr. Delson has been a Managing Director, Corporate Finance Group, at Keefe, Bruyette & Woods, Inc. since 1997, and before that was a Managing Director in the Corporate Finance Group at Alex. Brown & Sons from 1982 to 1997. Mr. Delson served as an independent member of the Managing Board of Atlas Pipeline Partners GP from June 2003 until May 2004.	2004	2007

	Year in
	which
	service as	Term to expire
Names of directors, principal	director	at annual
occupation and other information	began	meeting
Directors other than current nominees who serve for the terms indicated:
Class III Directors with Terms Expiring in 2008:

Edward E. Cohen, 68, has been the Chairman of the Board and our Chief Executive Officer and President since our organization in 2000. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Atlas Energy Resources and Atlas Energy Management since their organization in June 2006. Mr. Cohen has been Chairman of the Managing Board of Atlas Pipeline Partners GP since its formation in 1999, and Chairman of the Board of Directors and Chief Executive Officer of Atlas Pipeline Holdings GP since its formation in January 2006. In addition, Mr. Cohen has been Chairman of the Board of Directors of Resource America since 1990, and was its Chief Executive Officer from 1988 until 2004, and President from 2000 until 2003; Chairman of the Board of Resource Capital Corp. since its formation in September 2005; and a director of TRM Corporation (a publicly-traded consumer services company) since 1998; and Chairman of the Board of Brandywine Construction & Management, Inc. (a property management company) since 1994. Mr. Cohen is the father of Jonathan Z. Cohen.
	2000	2008

Dennis A. Holtz, 66, has been a director since February 2004. Mr. Holtz has maintained a corporate law practice with D.A. Holtz, Esquire & Associates in Philadelphia and New Jersey since 1988.	2004	2008

Harmon S. Spolan, 71, has been a director since August 2006. Since January 2007, he has served as of counsel to the law firm Cozen O’Connor, where he is chairman of the firm’s charitable foundation. From 1999 until January 2007, Mr. Spolan was a member of the firm and served as chairman of its Financial Services Practice Group and as co-marketing partner. Before joining Cozen O’Connor, Mr. Spolan served as President, Chief Operating Officer, and a director of JeffBanks, Inc., and its subsidiary bank for 22 years. Mr. Spolan has served as director of TRM Corporation since June 2002.	2006	2008

Class I Directors with Terms Expiring in 2009:
William R. Bagnell, 44, has been a director since February 2004. Mr. Bagnell has been involved in the energy industry in various capacities since 1986. He has been Vice President—Energy for Planalytics, Inc. (an energy industry risk management and software company) since March 2000 and was Director of Sales for Fisher Tank Company (a national manufacturer of carbon and stainless steel bulk storage tanks) from September 1998 to January 2000. Before that, he served as Manager of Business Development for Buckeye Pipeline Partners, L.P. (a refined petroleum products transportation company) from October 1992 until September 1998. Mr. Bagnell served as an independent member of the Managing Board of Atlas Pipeline Partners GP from its formation in November 1999 until May 2004.
	2004	2009

Nicholas A. DiNubile, 54, has been a director since February 2004. Dr. DiNubile has been an orthopedic surgeon specializing in sports medicine since 1982. Dr. DiNubile has served as special advisor and medical consultant to the President’s Council on Physical Fitness and as Orthopedic Consultant to the Philadelphia 76ers basketball team and the Pennsylvania Ballet. Dr. DiNubile is also Clinical Assistant Professor of the Department of Orthopedic Surgery at the Hospital of the University of Pennsylvania.	2004	2009

NON-DIRECTOR EXECUTIVE OFFICERS
     The Board appoints officers each year at its annual meeting following the annual stockholders meeting and from time to time as necessary.
     Frank P. Carolas, 47, has been an Executive Vice President since 2001 and served as a director from 2002 until 2004. Mr. Carolas has been a Senior Vice President of Atlas Energy Management since its formation in June 2006 and was a Vice President of Resource America from 2001 until 2004, and has been Executive Vice President—Land and Geology and a director of Atlas Resources, LLC (Atlas Energy Resources’ wholly-owned subsidiary which acts as the managing partner of its drilling partnerships) since 2001. Mr. Carolas is a certified petroleum geologist and has been employed by Atlas Resources, LLC and its affiliates since 1981.
     Robert R. Firth, 52, has been the President and Chief Executive Officer of Atlas Pipeline Mid-Continent LLC, a subsidiary of ours, since July 2004. Mr. Firth has been a director of Atlas Pipeline Holdings GP since February 2006 and has been the President and Chief Operating Officer of Atlas Pipeline Holdings GP since January 2006. Before joining Atlas Pipeline Mid-Continent, Mr. Firth had been President and Chief Executive Officer of Spectrum, its predecessor, since 2002. From September 2001 to June 2002, Mr. Firth was Vice President of Business Development for CMS Field Services. From July 2000 to September 2001, Mr. Firth helped to form ScissorTail Energy through the acquisition of Octagon Resources, where he served as Vice President of Operations and Commercial Services. In addition to the positions listed above, Mr. Firth has held positions with Northern Natural Gas, Panda Resources and Transok in his approximately 30 years in the midstream energy sector.
     Matthew A. Jones, 45, has been Chief Financial Officer of us and of Atlas Pipeline Partners GP, LLC since 2005. Mr. Jones has been the Chief Financial Officer and a director of Atlas Energy Resources since its formation in June 2006, the Chief Financial Officer of Atlas Energy Management since its formation in June 2006 and has been the Chief Financial Officer of Atlas Pipeline Partners GP since March 2005. He has been the Chief Financial Officer of Atlas Pipeline Holdings GP since January 2006 and a director since February 2006. From 1996 to 2005, Mr. Jones worked in the Investment Banking group at Friedman Billings Ramsey, concluding as Managing Director. Mr. Jones worked in Friedman Billings Ramsey’s Energy Investment Banking Group from 1999 to 2005 and in Friedman Billings Ramsey’s Specialty Finance and Real Estate Group from 1996 to 1999. Mr. Jones is a Chartered Financial Analyst.
     Freddie M. Kotek, 50, has been an Executive Vice President since 2004 and served as Chief Financial Officer from 2004 until 2005 and a director from 2001 until 2004. Mr. Kotek was a Senior Vice President of Resource America from 1995 until 2004, President of Resource Leasing, Inc. (a wholly-owned subsidiary of Resource America) from 1995 to 2004, and has been Chairman of Atlas Resources, LLC since 2001 and Chief Executive Officer and President of Atlas Resources, LLC since 2002.
     Nancy J. McGurk, 51, has been the Chief Accounting Officer since 2001 and Senior Vice President since January 2002. Ms. McGurk has been the Chief Accounting Officer of Atlas Energy Resources, LLC since its formation in June 2006 and Chief Accounting Officer of Atlas Energy Management since its formation in June 2006. Ms. McGurk was a Vice President of Resource America from 1992 until 2004, and its Treasurer and Chief Accounting Officer from 1989 until 2004. Ms. McGurk has been Senior Vice

President of Atlas Resources, LLC since 2002 and Chief Financial Officer and Chief Accounting Officer since 2001.
          Jeffrey C. Simmons, 48, has been an Executive Vice President since 2001 and was a director from 2002 until 2004. He has been a Senior Vice President of Atlas Energy Management since its formation in June 2006 and Executive Vice President – Operations and a director of Atlas Resources, LLC since 2001. Mr. Simmons was a Vice President of Resource America from 2001 until 2004. Mr. Simmons joined Resource America in 1986 as a senior petroleum engineer and served in various executive positions with its energy subsidiaries thereafter.
          Michael L. Staines, 57, has been an Executive Vice President since our formation in 2000. Mr. Staines was a Senior Vice President of Resource America from 1989 until 2004, a director from 1989 to 2000 and Secretary from 1989 to 1998. Mr. Staines has been President of Atlas Pipeline Partners GP, LLC since 2001 and its Chief Operating Officer and a member of its Managing Board since its formation in 1999.
          Richard D. Weber, 43, has been President, Chief Operating Officer and a director of Atlas Energy Resources and President, Chief Operating Officer and a director of Atlas Energy Management since their formation in June 2006. Mr. Weber served from June 1997 until March 2006 as Managing Director and Group Head of the Energy Group of KeyBanc Capital Markets, a division of KeyCorp, and its predecessor, McDonald & Company Securities, Inc., where he oversaw activities with oil and gas producers, pipeline companies and utilities.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     We have the following agreements with Resource America, our former parent, for which Edward E. Cohen, our Chairman, Chief Executive Officer and President, serves as Chairman and is a greater than 10% shareholder, and Jonathan Z. Cohen, our Vice Chairman, serves as Chief Executive Officer and President.
Tax Matters Agreement
          As part of our initial public offering in 2004, we entered into a tax matters agreement with Resource America, which governs our respective rights, responsibilities, and obligations of after our initial public offering with respect to tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, non-income taxes and related tax returns.
     In general, under the tax matters agreement:
•	Resource America is responsible for any U.S. federal income taxes of the affiliated group for U.S. federal income tax purposes of which Resource America is the common parent. With respect to any periods beginning after our initial public offering, we are responsible for any U.S. federal income taxes attributable to us or any of our subsidiaries, including taxes payable as a result of our June 2005 spin-off from Resource America.

•	Resource America is responsible for any U.S. state or local income taxes reportable on a consolidated, combined or unitary return that includes Resource America or one of its subsidiaries, on the one hand, and us or one of our subsidiaries, on the other hand. However, in the event that we or one of our subsidiaries are included in such a group for U.S. state or local income tax purposes for periods (or portions thereof) beginning after the date of our initial public offering, we are responsible for our portion of such income tax liability as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period (or portion of a period).

•	Resource America is responsible for any U.S. state or local income taxes reportable on returns that include only Resource America and its subsidiaries (excluding us and our subsidiaries), and we are responsible for any U.S. state or local income taxes filed on returns that include only us and our subsidiaries.

•	Resource America and we are each responsible for any non-income taxes attributable to our business for all periods.
     Resource America is primarily responsible for preparing and filing any tax return with respect to the Resource America affiliated group for U.S. federal income tax purposes and with respect to any consolidated, combined or unitary group for U.S. state or local income tax purposes that includes Resource America or any of its subsidiaries. We generally are responsible for preparing and filing any tax returns that include only us and our subsidiaries.
     We have generally agreed to indemnify Resource America and its affiliates against any and all tax-related liabilities that may be incurred by them relating to the distribution to the extent such liabilities are caused by our actions. This indemnification applies even if Resource America has permitted us to take an action that would otherwise have been prohibited under the tax-related covenants as described above.
     During 2006, we did not have any liability to Resource America pursuant to the tax matters agreement.
Transition Services Agreement
          Also in connection with our initial public offering, we entered into a transition services agreement with Resource America which governs the provision support services between us, such as:
•	cash management and debt service administration;

•	accounting and tax;

•	investor relations;

•	payroll and human resources administration;

•	legal;

•	information technology;

•	data processing;

•	real estate management; and

•	other general administrative functions.
     We and Resource America will pay each other a fee for these services equal to their fair market value. The fee is payable monthly in arrears, 15 days after the close of each month. We have also agreed to pay or reimburse each other for any out-of-pocket payments, costs and expenses associated with these services. During fiscal 2006, we reimbursed Resource America $1.2 million pursuant to this agreement. Certain operating expenditures totaling $117,000 that remain to be settled are reflected in our consolidated balance sheets as advances from affiliate.

     Anthem Securities, until December 2006 our wholly-owned subsidiary and now a wholly-owned subsidiary of Atlas Energy Resources, is a registered broker-dealer which provides dealer-manager services for investment programs sponsored by Resource America’s real estate and equipment finance segments. Salaries of the personnel performing services for Anthem are paid by Resource America, and Anthem reimburses Resource America for the allocable costs of such personnel. In addition, Resource America agreed to cover some of the operating costs for Anthem’s office of supervisory jurisdiction, principally licensing fees and costs. In fiscal 2006, Resource America paid $1.3 million toward such operating costs of Anthem and Anthem reimbursed it $2.7 million.
CORPORATE GOVERNANCE
Information Concerning our Company and the Board of Directors
     Our common stock is listed for trading on The NASDAQ Stock Market under the symbol “ATLS.” The Board held seven meetings during fiscal 2006. Each of the directors attended at least 75% of the meetings of the Board and all meetings of the committees on which the director served during fiscal 2006. The Board currently consists of eight members, six of whom are independent directors as defined by Nasdaq National Market standards and the Securities Act. The six independent directors or nominees are Messrs. Arrendell, Bagnell, Delson, DiNubile, Holtz and Spolan.
     We do not have a formal policy regarding Board member attendance at our annual meeting of stockholders. All of the directors attended last year’s annual meeting of stockholders.
Communications with the Board
          The Board has also established a process for stockholders to send communications to it. Any stockholder who wishes to send a communication to the Board should write to our Secretary at our Moon Township address stated herein. Beneficial owners must include in their communication a good faith representation that they are beneficial owners of our common stock. Our Secretary will promptly forward to the Chairman of the Board any and all such stockholder communications.
Board Committees
          The Board has four standing committees which are the audit committee, the compensation committee, the nominating and governance committee and the investment committee.
          Audit Committee. The principal functions of the audit committee are to assist the Board in monitoring the integrity of our financial statements, the independent auditor’s qualifications and independence, the performance of our independent auditors and our compliance with legal and regulatory requirements. The audit committee reviews the adequacy of our internal controls. The audit committee also reviews the scope and effectiveness of audits by the independent accountants and has the sole authority to retain and terminate our independent auditors and to approve the compensation paid to the independent auditors. The audit committee held five meetings during fiscal 2006. The audit committee is also responsible for overseeing our internal audit function. All of the members of the audit committee are independent directors as defined by NASDAQ rules. The members of the audit committee are Messrs. Arrendell, Bagnell and Delson, with Mr. Arrendell acting as the chairman. The Board has determined that Mr. Delson is an “audit committee financial expert,” as defined by SEC rules. The Board previously adopted a written charter for the audit committee, a current copy of which is available on our web site at www.atlasamerica.com.

          Compensation Committee. The principal functions of the compensation committee are to administer our employee benefit plans (including incentive plans), annually evaluate salary grades and ranges, establish guidelines concerning average compensation increases, establish performance criteria for and evaluate the performance of our chief executive officer and approve compensation of all officers and directors. The compensation committee held four meetings during fiscal 2006. The compensation committee is comprised solely of independent directors, consisting of Messrs. Delson, Arrendell and Holtz, with Mr. Delson acting as the chairman. The compensation committee does not have a charter.
          Investment Committee. The principal functions of the investment committee are to review proposed significant investment opportunities, explore investment criteria, monitor investments and advise the Board as to the investment committee’s recommendations and decisions on proposed and existing investments. All of the members of the investment committee are independent directors as defined by NASDAQ rules. The members of the investment committee are Messrs. Spolan, Arrendell and Holtz, with Mr. Spolan acting as the chairman.
          Nominating and Governance Committee. The principal functions of the nominating and governance committee are to recommend persons to be selected by the Board as nominees for election as directors, recommend persons to be elected to fill any vacancies on the Board, consider and recommend to the Board qualifications for the office of director and policies concerning the term of office of directors and the composition of the Board and consider and recommend to the Board other actions relating to corporate governance. The nominating and governance committee held two meetings during fiscal 2006. The nominating and governance committee is comprised solely of independent directors, consisting of Messrs. Bagnell, DiNubile and Holtz, with Mr. Holtz acting as the chairman.
          The nominating and governance committee has adopted a charter with respect to its nominating function, a current copy of which is available on our web site at www.atlasamerica.com. The nominating and governance committee will consider nominees recommended by stockholders for the 2008 annual meeting of stockholders if submitted in writing to our Secretary in accordance with our bylaws and with rules promulgated by the Securities and Exchange Commission. See “Stockholder Proposals” for information concerning nominations by stockholders.
Nomination Process of the Nominating and Governance Committee
          The nominating and governance committee identifies director nominees by first evaluating the current members of the Board willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the nominating and governance committee or Board decides not to re-nominate a member for re-election, or if we decide to expand the Board, the nominating and governance committee identifies the desired skills and experience of a new nominee consistent with the nominating and governance committee’s criteria for Board service. Current members of the Board and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate potential nominees; however, we may in the future choose to do so.
          The nominating and governance committee will consider nominees recommended by stockholders, and any such recommendations should be forwarded to our Secretary in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

•	such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the stockholder that has recommended the candidate;

•	such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the Board; and

•	such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the Nasdaq National Market.
          We will also request such other information as may reasonably be required to determine whether each person recommended by a stockholder meets the criteria listed below and to enable us to make appropriate disclosures to the stockholders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.
          The nominating and governance committee evaluates independent director candidates based upon a number of criteria, including:
•	commitment to promoting the long-term interests of our stockholders and independence from any particular constituency;

•	professional and personal reputations that are consistent with our values;

•	broad general business experience and acumen, which may include experience in management, finance, marketing and accounting;

•	a high level of personal and professional integrity;

•	adequate time to devote attention to the affairs of our company;

•	such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market; and

•	board balance in light of our company’s current and anticipated needs and the attributes of the other directors and executives.
Committee Reports
Report of the Audit Committee
          The audit committee has approved the following report:
          In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:
•	reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2006 with our management;

•	discussed with our independent auditors those matters which are required to be discussed by SAS 61, as amended (Codification of Statements on Auditing Standards, AU Sec. 380); and

•	received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with the independent auditors their independence.
          Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2006.
Carlton M. Arrendell, Chairman
William R. Bagnell
Donald W. Delson
Compensation Committee Report
          The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on its review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
          This report has been provided by the compensation committee of the Board.
Donald W. Delson, Chairman
Dennis A. Holtz
Carlton M. Arrendell
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
Compensation Discussion and Analysis
     Our compensation committee is responsible for formulating and presenting recommendations to our Board with respect to the compensation of our named executive officers. The compensation committee is also responsible for administering our employee benefit plans (and those of our subsidiaries), including incentive plans. The compensation committee is comprised solely of independent directors, consisting of Messrs. Delson, Arrendell and Holtz, with Mr. Delson acting as the chairperson.
Compensation Objectives
     We believe that our compensation program must support our strategy, be competitive, and provide both significant rewards for outstanding performance and clear financial consequences for underperformance. We also believe that a significant portion of the named executive officers’ compensation should be “at risk” in the form of annual and long-term incentive awards that are paid, if at all, based on individual and company accomplishment.
     The compensation awarded to our named executive officers for fiscal 2006 specifically was intended:
•	To encourage and reward strong performance; and

•	To motivate our named executive officers by providing them with a meaningful equity stake in our company and our various publicly-traded subsidiaries, as appropriate.

     Accounting and cost implications of compensation programs are considered in program design; however, the main driver of design is alignment with our business needs.
Overview of Compensation Process
          Our compensation committee retained Mercer Human Resource Consulting in June 2006 to analyze and review the competitiveness and appropriateness of all elements of the total compensation (base salary and annual and long-term incentives) paid to our named executive officers individually and as a group. Mercer was asked to review compensation we awarded during 2005 and to assist the compensation committee in its analysis of 2006 awards. Because of the importance to our company of our direct-placement energy investment programs and our creation of new publicly-traded entities, Mercer and the compensation committee looked not only to the oil and energy industry (adjusted for scope by position) in evaluating our compensation levels but also, as appropriate, to the financial services industry.
          In particular, we focused on our company’s equity performance, market capitalization, corporate developments (especially the generation of cash proceeds for us from the creation of new public companies), our business performance (including production of energy and replacement of reserves), and our financial position. The compensation committee noted the following:
•	our stock price increased 27% during the fiscal year ending December 2006, far exceeding both the S&P Small-Cap 500 Energy Index (which increased only 1%) and that of the S&P Mid-Cap 400 GICS Oil & Gas Index (which increased by only 1%) during 2006; our market capitalization rose by almost $200 million, representing a 23% increase;

•	our completion of two initial public offerings—Atlas Pipeline Holdings in July 2006 and Atlas Energy Resources in December 2006—generating almost $200 million in cash for us, after taxes and expenses;

•	despite a substantial decline in natural gas prices during the year, earnings per share before tax on gain on Atlas Pipeline Holdings increased 30% in 2006; total revenues increased 54% over revenues in 2005, earnings before interest, income taxes, depreciation and amortization were up by 59% and net income before tax on gain on APL Holdings increased by 28%;

•	our activities during the year resulted in an ending cash position of $185.4 million and 324.2 million in debt, compared with the December 2005 cash position of $55.2 and $298.8 million in debt; and

•	our named executive officers’ responsibilities are very broad: our senior executives as a group are responsible for four public companies having over $3 billion in market capitalization.
          Our Chief Executive Officer provided the compensation committee with statistical data and recommendations to assist it in determining compensation levels. While the compensation committee utilized this information and valued Mr. E. Cohen’s observations with regard to our performance and the performance of the named executive officers, the compensation committee also considered the analysis, recommendations, and review provided by Mercer. Ultimately the decisions regarding executive compensation were made by the compensation committee after extensive discussion regarding appropriate compensation and were approved by the Board.
          In addition to making decisions regarding compensation for the named executive officers, during 2006 the compensation committee also developed and articulated a compensation philosophy based on our business strategy, significant growth, organizational structure, and future objectives. The compensation philosophy includes a frame of reference for compensation comparisons, target positioning, and objectives by pay element.

          Additionally, the compensation committee established a formalized process for approving future compensation decisions, including base salary increases and annual and long-term incentive awards.
Elements of the Compensation Program
          Base Salary. Base salary is intended to provide fixed compensation to the named executive officers for their performance of core duties that contributed to our success as measured by the elements of corporate performance mentioned above. Mercer’s analysis of compensation of executive officers within the energy industry (adjusted for scope by position) confirmed that the base salaries paid to the named executive officers in fiscal 2006 fall between the median and the 75th percentile of the energy industry. Mercer also referenced financial services data where appropriate.
          Annual Incentives. Annual incentives are intended to tie a significant portion of each of the named executive officer’s compensation to our annual performance and/or to the performance of one of our subsidiaries or divisions for which he or she is responsible. Additionally, the annual incentive allows us to recognize an individual’s performance in relation to our performance or that of one of its subsidiaries or divisions. Generally, the higher the level of responsibility of the executive within our company, the greater is the incentive component of that executive’s target total cash compensation. The annual incentives paid in 2007 for 2006 performance were based upon the performance of both our company and individual, including initiatives undertaken by the named executive officers, during the year.
          Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation, however, is not subject to the deduction limitation if certain requirements are met. The Senior Executive Plan that the compensation committee has recommended and that the Board has adopted, and recommended for approval set forth in Proposal 1 herein, is intended to comply with the performance-based exemptions under Section 162(m).
          Long-Term Incentives. We believe that our long-term success depends upon aligning executives’ and stockholders’ interests. To support this objective, we provide our executives with various means to become significant shareholders, including our long-term incentive programs and those of our public subsidiaries. These are usually a combination of stock options, restricted units and phantom units which vest over four years to support long-term retention of executives and reinforce our longer-term goals. Certain of our named executive officers perform work for one or more of our publicly-traded subsidiaries and, accordingly, are rewarded for their performance under the long-term incentive plans of the subsidiaries for which they perform services. In the case of Mr. Weber, we awarded 50,000 options under our Stock Incentive Plan (the “Stock Plan”) in fiscal 2006 pursuant to the terms of his employment agreement. There was no set formula for granting awards to any other named executive officer, and we did not award grants under the Stock Plan to any of them during the fiscal year because the compensation committee determined that the awards granted in prior years were sufficient. However, some of those named executive officers were awarded grants under the APL Plan and the AHD Plan: Messrs. E. Cohen, J. Cohen, and Jones were granted phantom units under the APL Plan and, based on their efforts in connection with the Atlas Pipeline Holdings initial public offering, received special recognition grants of phantom units and stock options under the AHD Plan.
          As discussed above, the compensation committee has considered the implications of Section 162(m) in making decisions concerning compensation design and administration. The compensation committee views tax deductibility as an important consideration and intends to maintain deductibility where possible but also believes that our business needs should be the overriding driver of compensation design. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in our best interests. The compensation committee also considers tax implications for executives and structures its compensation programs to comply with Section 409A.
          Historically, the date upon which equity awards have been granted has not been fixed. If we do grant equity awards in the future, we intend to do so in February of each year.
          Supplemental Benefits, Deferred Compensation and Perquisites. We do not emphasize supplemental benefits for executives other than Mr. E. Cohen, and perquisites are discouraged. None of our named executive officers have deferred any portion of their compensation.
Employment Agreements
          Generally, we do not favor employment agreements unless they are required to attract or to retain executives to the organization. We have entered into employment agreements with Messrs. E. Cohen and Weber. Employment agreements with these named executive officers were essential to attract and/or retain their services.
Compensation Determination
          In determining compensation amounts awarded, the compensation committee focused on specific contributions by the named executive officers to our overall performance during 2006:
•	Mr. E. Cohen was a critical force in all of our significant initiatives as well as the significant initiatives of its subsidiaries, including the successful initial public offerings of Atlas Pipeline Holdings and Atlas Energy Resources.

•	Mr. J. Cohen was responsible for some of our most important initiatives, including the formation of and the investment in Lightfoot Capital Partners, a master limited partnership (a “MLP”) that will develop a portfolio of MLP-qualifying assets.

•	Mr. Jones’s investment banking expertise was instrumental in the successful completion of the initial public offerings of Atlas Pipeline Holdings and Atlas Energy Resources, revolving credit facilities for each of them totaling $300 million, the placement of $40 million of Atlas Pipeline Partners convertible preferred units, the add-on offering to Atlas Pipeline Partners’ senior unsecured notes, and Atlas Pipeline Partners’ follow-on equity offering.

•	We hired Mr. Weber in April 2006 to launch and become the President and Chief Operating Officer of Atlas Energy Resources. Based upon the success of Atlas Energy Resources’ initial public offering, which priced at the top of the anticipated price range, we increased his bonus over the amount specified in his employment contract.

•	Mr. Kotek is responsible for our direct-placement energy investment programs. In calendar 2006, Mr. Kotek was responsible for raising $218.5 million in funds, representing a 39.2% increase in funds raised from calendar 2005.

Summary Compensation Table
     The following table sets forth information concerning the compensation for fiscal 2006 for our Chief Executive Officer, Chief Financial Officer and each of the other three most highly compensated executive officers whose aggregate salary and bonus (including amounts of salary and bonus foregone to receive non cash compensation) exceeded $100,000. As required by SEC guidance, this and the following tables disclose awards under the Stock Plan, the APL Plan, the AHD Plan and the ATN Plan.

							Change in
							pension value
							and
							nonqualified
							deferred
							compensation	All other
Name and principal				Stock	Option		earnings	compensation		Total
position	Year	Salary ($)	Bonus ($)	awards ($) (1)	awards ($) (2)		($)	($)		($)
Edward E. Cohen, Chairman of the Board and Chief Executive Officer	2006	$600,000	$1,400,000	$674,625	$84,861		$121,769 (3)	$41,849	(4)	$2,923,104
Matthew A. Jones, Chief Financial Officer	2006	$300,000	$750,000	$276,546	$324,172		—	$65,602	(5)	$1,716,320
Jonathan Z. Cohen, Vice Chairman	2006	$400,000	$1,000,000	$439,563	$33,944		—	$20,400	(6)	$1,893,907
Freddie M. Kotek, Executive Vice President	2006	$300,000	$350,000	—	$153,600	(7)	—	$10,867	(8)	$814,467
Richard D. Weber, President and Chief Operating Officer of Atlas Energy Resources, LLC	2006	$201,923	$800,000	$187,504 (9)	$347,779	(10)	—	$26,957	(11)	$1,564,163

(1)	Represents the dollar amount of (i) expense recognized by Atlas Pipeline Holdings for financial statement reporting purposes with respect to phantom units granted under the AHD Plan, and (ii) expense recognized by Atlas Pipeline Partners for financial statement reporting purposes with respect to phantom units granted under the APL Plan and its incentive compensation arrangements, all in accordance with FAS 123R.

(2)	Represents the dollar amount of (i) expense we recognized for financial statement reporting purposes with respect to restricted units granted under the Stock Plan (see Note 9 to our consolidated financial statements in our Form 10-K) and (ii) expense recognized for financial statement reporting purposes by Atlas Pipeline Holdings for options granted under the AHD Plan, all in accordance with FAS 123R.

(3)	Represents the aggregate annual change in the actual present-value of accumulated pension benefits under the Supplemental Employment Retirement Plan for Mr. E. Cohen, which we are in the process of funding.

(4)	Represents payments on DERs of $17,000 with respect to the phantom units awarded under the APL Plan and $15,300 with respect to phantom units awarded under the AHD Plan, as reported in the Stock Awards column. Also includes matching contributions to Mr. E. Cohen’s 401(k) account of $8,682 and a company contribution of $867 to Mr. E. Cohen’s ESOP account.

(5)	Includes payments on DERs of $4,250 with respect to the phantom units awarded under the APL Plan and $3,400 with respect to phantom units awarded under the AHD Plan, as reported in the Stock Awards column, and $49,585 for reimbursements for rental payments on Mr. Jones’s temporary residence. Also, includes matching contributions of $7,500 to Mr. Jones’s 401(k) account and a company contribution of $867 to Mr. Jones’s ESOP account.

(6)	Represents payments on DERs of $12,750 with respect to the phantom units awarded under the APL Plan and $7,650 with respect to phantom units awarded under the AHD Plan, as reported in the Stock Awards column.

(7)	Represents the dollar amount of expense we recognized for financial statement reporting purposes with respect to options granted under the Stock Plan (see Note 9 to our consolidated financial statements), in accordance with FAS 123R.

(8)	Represents matching contributions of $10,000 to Mr. Kotek’s 401(k) account and a company contribution of $867 to Mr. Kotek’s ESOP account.

(9)	Represents the dollar amount of expense recognized for financial statement reporting purposes by Atlas Energy Resources with respect to restricted units granted under the ATN Plan, in accordance with FAS 123R.

(10)	Represents the dollar amount of (i) expense we recognized for financial statement reporting purposes with respect to options granted under the Stock Plan (see Note 9 to our consolidated financial statements) and (ii) expense recognized by Atlas Energy Resources for financial statement reporting purposes with respect to options granted under the ATN Plan, all in accordance with FAS 123R.

(11)	Represents reimbursement of relocation expenses of $22,836 for Mr. Weber and his family to the Pittsburgh area and the lease value method calculation for personal use of the company vehicle of $4,121.
2006 Grants of Plan-Based Awards Table

			All other		All other
			stock awards:		option	Exercise or
			number of		awards: number	base price
			shares of		of securities	of option	Grant date fair value
		Approval	stock or units		underlying	awards	of stock and option
Name	Grant date	date	(#)		options (#)	($/sh)	awards
Edward E. Cohen	11/1/06	10/31/06	20,000	(1)	—	—	$943,800	(1)
	11/10/06	10/31/06	90,000	(2)	500,000 (3)	$22.56	$2,030,400	(2)
						—	$1,880,000	(3)

Matthew A. Jones	11/1/06	10/31/06	5,000	(1)	—	—	$235,950	(1)
	11/10/06	10/31/06	20,000	(2)	100,000 (3)	$22.56	$451,200	(2)
							$376,000	(3)

Jonathan Z. Cohen	11/1/06	10/31/06	15,000	(1)	—	—	$707,850	(1)
	11/10/06	10/31/06	45,000	(2)	200,000 (3)	$22.56	$1,015,200	(2)
							$752,000	(3)

Richard Weber	4/17/06	4/3/06	—		50,000 (4)	$47.86	$1,055,000	(4)

(1)	Represents grants of phantom units under the APL Plan, which vest 25% per year on the anniversary of the grant, valued in accordance with FAS 123R at the closing price of Atlas Pipeline’s common units on the grant date of $47.19.

(2)	Represents grants of phantom units under the AHD Plan, which vest 25% on the third anniversary and 75% on the fourth anniversary of the grant, valued in accordance with FAS 123R at the closing price of Atlas Pipeline Holdings’ common units on the grant date of $22.56.

(3)	Represents grants of stock options under the AHD Plan, which vest 25% on the third anniversary and 75% on the fourth anniversary of the grant, valued at $3.76 per option using the Black-Scholes option pricing model to estimate the weighted average fair value of each unit option granted with weighted average assumptions for (a) expected dividend yield of 4.0%, (b) risk-free interest rate of 4.5%, (c) expected volatility of 20.0%, and (d) an expected life of 6.9 years.

(4)	Represents grants of stock options under the Stock Plan, in accordance with Mr. Weber’s employment agreement, which vest 25% per year on the anniversary of the commencement of Mr. Weber’s employment on April 17, 2006, except as described below under “—Employment Agreements—Richard D. Weber,” valued at $21.10, per share using the Black-Scholes option pricing model to estimate the weighted average fair value of each option granted with weighted average assumptions for (a) expected dividend yield of $-0-, (b) risk-free interest rate of 4.8%, (c) expected volatility of 35%, and (d) an expected life of 6.25 years.
Employment Agreements
          Edward E. Cohen
          In May 2004, we entered into an employment agreement with Edward E. Cohen, who currently serves as our Chairman, Chief Executive Officer and President. The agreement requires him to devote such time to us as is reasonably necessary to the fulfillment of his duties, although it permits him to invest and participate in outside business endeavors. The agreement provided for initial base compensation of $350,000 per year, which may be increased by the compensation committee based upon its evaluation of Mr. Cohen’s performance. Mr. Cohen is eligible to receive incentive bonuses and stock option grants and to participate in all employee benefit plans in effect during his period of employment. The agreement has a term of three years and, until notice to the contrary, the term is automatically extended so that on any day on which the agreement is in effect it has a then-current three-year term.
          The agreement provides for a Supplemental Executive Retirement Plan, or SERP, pursuant to which Mr. Cohen will receive, upon the later of his retirement or reaching the age of 70, an annual retirement benefit equal to the product of:
•	6.5% multiplied by

•	his base salary as of the time Mr. Cohen’s employment with us ceases, multiplied by

•	the number of years (or portions thereof) which Mr. Cohen is employed by us but, in any case, not less than four.
          The maximum benefit under the SERP is limited to 65% of his final base salary. The benefit is guaranteed to his estate for up to 10 years if he should die before receiving 10 years of SERP benefits. If there is a change of control, if Mr. Cohen resigns for good reason, or if we terminate his employment without cause, then the SERP benefit will be the greater of the accrued benefit pursuant to the above formula, or 40% of his final base salary.
          The agreement provides the following regarding termination and termination benefits:
•	Upon termination of employment due to death, Mr. Cohen’s estate will receive (a) a lump sum payment in an amount equal to his final base salary multiplied by the number of years (or portion thereof) that he shall have worked for us (but not to be greater than 3 years’ base salary or less than one year’s base salary), (b) payment of his SERP benefit and (c) automatic vesting of all stock and option awards.

•	We may terminate Mr. Cohen’s employment if he is disabled for 180 days consecutive days during any 12-month period. If his employment is terminated due to disability, he will receive (a) his base salary for 3 years, and such 3 year period will be deemed a portion of his employment term for purposes of accruing SERP benefits, (b) continuation of term life and health insurance then in effect for 3 years, or an amount equal to Mr. Cohen’s after tax cost of continuing such coverage in case we cannot continue coverage, (c) payment of his SERP benefit, (d) automatic vesting of all stock and option awards and (e) after such 3 year period, any amounts payable under the long-term disability plan.

•	We may terminate Mr. Cohen’s employment without cause upon 30 days’ written notice or upon a change of control after providing at least 30 days’ written notice. He may terminate his employment for good reason or upon a change of control. Good reason is defined as a reduction in his base pay, a demotion, a material reduction in his duties, relocation, his failure to be elected to the Board or our material breach of the agreement. If employment is terminated by us without cause, by Mr. Cohen for good reason or by either party in connection with a change of control, he will be entitled to either (a) if Mr. Cohen does not sign a release, severance benefits under our then current severance policy, if any, or (b) if Mr. Cohen signs a release, (i) a lump sum payment in an amount equal to 3 years of his average compensation (which we define as the average of the 3 highest years of total compensation that he shall have earned under the agreement, or if the agreement is less than three years old, the highest total compensation in any year), (ii) continuation of term life and health insurance then in effect for 3 years, or an amount equal to Mr. Cohen’s after tax cost of continuing such coverage in case coverage by our company cannot be continued, (iii) payment of his SERP benefit and (iv) automatic vesting of all stock and option awards.

•	Mr. Cohen may terminate the agreement without cause with 60 days notice, and if he signs a release, he will receive (a) a lump sum payment equal to one-half of one year’s base salary then in effect, (b) automatic vesting of all stock and option awards and (c) if he has reached retirement age, his SERP benefits.

•	We may terminate his employment for cause (defined as a felony conviction or conviction of a crime involving fraud, embezzlement or moral turpitude, intentional and continual failure to perform his material duties after notice, or violation of confidentiality obligations), in which case he will receive only accrued amounts then owed to him.

Change of control is defined as:

•	the acquisition of beneficial ownership, as defined in the Securities Exchange, of 25% or more of our voting securities or all or substantially all of our assets by a single person or entity or group of affiliated persons or entities, other than an entity affiliated with Mr. Cohen or any member of his immediate family;

•	we consummate a merger, consolidation, combination, share exchange, division or other reorganization or transaction with an unaffiliated entity in which either (a) our directors immediately before the transaction constitute less than a majority of the board of the surviving entity, unless 1/2 of the surviving entity’s board were our directors immediately before the transaction and our chief executive officer immediately before the transaction continues as the chief executive officer of the surviving entity; or (b) our voting securities immediately before the transaction represent less than 60% of the combined voting power immediately after the transaction of us, the surviving entity or, in the case of a division, each entity resulting from the division;

•	during any period of 24 consecutive months, individuals who were Board members at the beginning of the period cease for any reason to constitute a majority of the Board, unless the election or nomination for election by our stockholders of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of the period; or

•	our stockholders approve a plan of complete liquidation of winding up, or agreement of sale of all or substantially all of our assets or all or substantially all of the assets of our primary subsidiaries to an unaffiliated entity.

     In the event that any amounts payable to Mr. Cohen upon termination become subject to any excise tax imposed under Section 4999 of the Code, we must pay Mr. Cohen an additional sum such that the net amounts retained by Mr. Cohen, after payment of excise, income and withholding taxes, equals the termination amounts payable, unless Mr. Cohen’s employment terminates because of his death or disability.
     If a termination event had occurred as of December 31, 2006, we estimate that the value of the benefits to Mr. Cohen would have been as follows:

					Accelerated
					vesting of stock
	Lump sum severance				awards and	Tax gross-
Reason for termination	payment		SERP(1)	Benefits(2)	option awards(3)	up(4)
Death	$1,560,000	(5)	$1,560,000	$30,391	$5,089,200	$—
Disability	1,800,000	(5)	2,340,000	42,192	5,089,200	—
Termination by us without cause(6)	6,000,000	(7)	2,400,000	42,192	5,089,200	—
Termination by Mr. Cohen for good reason(6)	6,000,000	(7)	2,400,000	42,192	5,089,200	—
Change of control(6)	6,000,000	(7)	2,400,000	42,192	5,089,200	638,763
Termination by Mr. Cohen without cause	300,000	(5)	1,560,000	—	5,089,200	—

(1)	Represents the value of vested benefits payable calculated by multiplying the per year benefit by the minimum of 10 years.

(2)	Represents rates currently in effect for COBRA insurance benefits for 36 months.

(3)	Represents the value of unvested and accelerated option awards and stock awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End Table.” The payments relating to option awards are calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the applicable stock on December 29, 2006. The payments relating to stock awards are calculated by multiplying the number of accelerated shares or units by the closing price of the applicable stock on December 29, 2006.

(4)	Calculated after deduction of any excise tax imposed under section 4999 of the Code, and any federal, state and local income tax, FICA and Medicare withholding taxes, taking into account the 20% excess parachute payment rate and a 42.65% combined effective tax rate.

(5)	Calculated based on Mr. Cohen’s 2006 base salary.

(6)	These amounts are contingent upon Mr. Cohen executing a release. If Mr. Cohen does not execute a release he would receive severance benefits under our current severance plan.

(7)	Calculated based on Mr. Cohen’s 2006 base salary and bonus.
Richard D. Weber
          We entered into an employment agreement in April 2006 with Richard Weber, who serves as President and Chief Operating Officer of Atlas Energy Resources and Atlas Energy Management. The agreement has a two year term and, after the first year, the term automatically renews daily so that on any day that the agreement is in effect, the agreement will have a remaining term of one year. Mr. Weber is required to devote substantially all of his working time to Atlas Energy Management and its affiliates. The agreement provides for an annual base salary of not less than $300,000 and a bonus of not less than $700,000 during the first year. After that, bonuses will be awarded solely at the discretion of the compensation committee. The agreement provides for equity compensation as follows:
•	Upon execution of the agreement, Mr. Weber was granted options to purchase 50,000 shares of our stock at $47.86.

•	In January 2007, Mr. Weber received a grant of 47,619 shares of restricted units of Atlas Energy Resources with a value of $1,000,000.

•	In January 2007, Mr. Weber received options to purchase 373,752 common units of Atlas Energy Resources at $21.00.
          All of the securities described above vest 25% per year on each anniversary of the date Mr. Weber commenced his employment, April 17, 2006. All securities will vest immediately upon a change of control or termination by Mr. Weber for good reason or by Atlas Energy Management other than for cause. Change of control is defined as:
•	the acquisition of beneficial ownership, as defined in the Securities Exchange Act, of 50% or more of our or Atlas Energy Resources’ voting securities or all or substantially all of our or Atlas Energy Resources’ assets by a single person or entity or group of affiliated persons or entities, other than an entity of which either Mr. E. Cohen or Mr. J. Cohen is an officer, manager, director or participant;

•	we or Atlas Energy Resources consummate a merger, consolidation, combination, share exchange, division or other reorganization or transaction with an unaffiliated entity after which Atlas Energy Management is not the manager of Atlas Energy Resources; or

•	our or Atlas Energy Resources’ stockholders approve a plan of complete liquidation of winding up, or agreement of sale of all or substantially all of our or Atlas Energy Resources’ assets other than an entity of which either Mr. E. Cohen or Mr. J. Cohen is an officer, manager, director or participant.
          The change of control triggering events relating to the possible absence of Messrs. Cohen reflects Mr. Weber’s belief that Messrs. Cohen effectively controlled us at the time of his employment and that their separation would therefore constitute a change of control. Good reason is defined as a material breach of the agreement, reduction in his base pay, a demotion, a material reduction in his duties or his failure to be elected to the Atlas Energy Resources board. Cause is defined as fraud in connection with his employment, conviction of a crime other than a traffic offense, material failure to perform his duties after written demand by the Board or breach of the representations made by Mr. Weber in the employment agreement if the breach impacts his ability to fully perform his duties.
          Atlas Energy Management may terminate Mr. Weber without cause upon 45 days written notice or for cause upon written notice. Mr. Weber may terminate his employment for good reason or for any other reason upon 30 days’ written notice. Key termination benefits are as follows:
•	If Mr. Weber’s employment is terminated due to death, Atlas Energy Management will (a) pay to Mr. Weber’s designated beneficiaries a lump sum cash payment in an amount equal to the bonus that Mr. Weber received from the prior fiscal year pro rated for the time employed during the current fiscal year and (b) Mr. Weber’s family will receive health insurance coverage for one year.

•	If Mr. Weber’s employment is terminated by Mr. Weber other than for good reason, all stock and option awards will automatically vest.

•	If Atlas Energy Management terminates Mr. Weber’s employment other than for cause, or, Mr. Weber terminates his employment for good reason, (a) Atlas Energy Management will pay amounts and benefits otherwise payable to Mr. Weber as if Mr. Weber remained employed for one year, except that the bonus amount shall be prorated and based on the bonus awarded in the prior fiscal year, and (b) all stock and option awards will automatically vest.

     Mr. Weber is entitled to a gross-up payment if any payments made to him would constitute an excess parachute payment under Section 280G of the Code such that the net amount Mr. Weber receives after the deduction of any excise tax, any federal, state and local income tax, and any FICA and Medicare withholding tax is the same amount he would have received had such taxes not been deducted. The agreement includes standard restrictive covenants for a period of two years following termination, including non-compete and non-solicitation provisions.
     If a termination event had occurred as of December 31, 2006, we estimate that the value of the benefits to Mr. Weber would have been as follows:

			Accelerated
	Lump sum		vesting of stock
	severance		awards and option	Tax
Reason for termination	payment	Benefits(1)	awards(2)	gross-up
Death	$800,000 (3)	$18,185	$—	$—
Disability	—	22,131	—	—
Termination by us without cause (including for disability) or by Mr. Weber for good reason	1,923 (4)	22,131	1,055,000	—
Change of control	—	—	1,055,000	—
Termination by Mr. Weber without cause	—	—	—	—

(1)	Represents rates currently in effect for COBRA insurance benefits for 12 months

(2)	Represents the value of unvested and accelerated option awards disclosed in the “Outstanding Equity Awards at Fiscal Year-End Table,” calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of our stock on December 29, 2006.

(3)	Calculated as the sum of Mr. Weber’s 2006 base salary and bonus.

(4)	Represents Mr. Weber’s 2006 bonus.
Long-Term Incentive Plans
     The Stock Plan authorizes the granting of up to 2.0 million shares of our common stock to its employees, affiliates, consultants and directors in the form of incentive stock options (“ISOs”), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock and deferred units. SARs represent a right to receive cash in the amount of the difference between the fair market value of a share of our common stock on the exercise date and the exercise price, and may be free-standing or tied to grants of options. A deferred unit represents the right to receive one share of our common stock upon vesting. Awards under the Stock Plan generally become exercisable as to 25% each anniversary after the date of grant, except that deferred units awarded to our non-executive board members vest 33 1/3% on each of the second, third and fourth anniversaries of the grant, and expire not later than ten years after the date of grant. Units will vest sooner upon a change in control of or death or disability of a grantee, provided the grantee has completed at least six months service.
The AHD Plan
     For a description of the AHD Plan, see Proposal 2. This year, the Board approved grants under the AHD Plan conditioned upon the filing of a Registration Statement on Form S-8.
The ATN Plan
     For a description of the ATN Plan, see Proposal 3.

The APL Plan
     For a description of the APL Plan, see Proposal 4.
2006 Outstanding Equity Awards at Fiscal Year-End Table

	Number of		Number of				Number of
	securities		securities				shares or
	underlying		underlying				units of		Market value of
	unexercised		unexercised		Option		stock that		shares or units of
	options (#)		options (#)		exercise	Option	have not		stock that have
Name	Exercisable		Unexercisable		price ($)	expiration date	vested (#)		not vested ($)
Edward E. Cohen	450,000	(1)	—		$25.47	7/1/2015	47,500	(2)	$2,280,000	(3)
	—		500,000	(4)	$22.56	11/10/2016	90,000	(5)	$2,149,200	(6)
Matthew A. Jones	30,000	(7)	90,000	(8)	$25.47	7/1/2015	16,250	(9)	$780,000	(3)
	—		100,000	(10)	$22.56	11/10/2016	20,000	(11)	$477,600	(6)
Jonathan Z. Cohen	300,000	(12)	—		$25.47	7/1/2015	31,875	(13)	$1,530,000	(3)
	—		200,000	(14)	$22.56	11/10/2016	45,000	(15)	$1,074,600	(6)
Freddie M. Kotek	15,000	(16)	45,000	(17)	$22.57	7/1/2015	750	(18)	$36,000	(3)
Richard D. Weber	—		50,000	(19)	$47.86	4/17/2016	—		—

(1)	Represents 450,000 options to purchase our stock, granted on 7/1/05 in connection with our spin-off from Resource America, which vested immediately.

(2)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/07 – 5,000; 6/8/07 – 6,250; 11/1/07 – 5,000; 3/16/08 – 5,000; 6/8/08 – 6,250; 11/1/08 – 5,000; 3/16/09 – 5,000; 11/1/09 – 5,000 and 11/1/10 – 5,000; includes 20,000 units reported in “2006 Grants of Plan-Based Awards Table.”

(3)	Based on closing market price of Atlas Pipeline Partners common units on December 29, 2006 of $48.00.

(4)	Represents Atlas Pipeline Holdings options (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 11/10/09 – 125,000 and 11/10/10 – 375,000.

(5)	Represents Atlas Pipeline Holdings phantom units (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 11/10/09 – 22,500 and 11/10/10 – 67,500.

(6)	Based on closing market price of Atlas Pipeline Holdings common units on December 29, 2006 of $23.88.

(7)	Represents 30,000 options to purchase our stock.

(8)	Represents options to purchase our stock, which vest as follows: 7/1/07 – 30,000; 7/1/08 – 30,000 and 7/1/09 – 30,000.

(9)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/07 – 3,750; 11/1/07 – 1,250; 3/16/08 – 3,750; 11/1/08 – 1,250; 3/16/09 – 3,750; 11/1/09 – 1,250 and 11/1/10 – 1,250; includes 5,000 units reported in “2006 Grants of Plan-Based Awards Table.”

(10)	Represents Atlas Pipeline Holdings options (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 11/10/09 – 25,000 and 11/10/10 – 75,000.

(11)	Represents Atlas Pipeline Holdings phantom units (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 11/10/09 – 5,000 and 11/10/10 – 15,000.

(12)	Represents 300,000 options to purchase our stock, granted on 7/1/05 in connection with our spin-off from Resource America, which vested immediately.

(13)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/07 – 3,125; 6/8/07 – 3,750; 11/1/07 – 3,750; 3/16/08 – 3,125; 6/8/08 – 3,750; 11/1/08 – 3,750; 3/16/09 – 3,125; 11/1/09 – 3,750 and 11/1/10 – 3,750;

includes 15,000 units reported in “2006 Grants of Plan-Based Awards Table.”

(14)	Represents Atlas Pipeline Holdings options (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 11/10/09 – 50,000 and 11/10/10 – 150,000.
(15)	Represents Atlas Pipeline Holdings phantom units (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 11/10/09 – 11,250 and 11/10/10 – 33,750.

(16)	Represents 15,000 options to purchase our stock.

(17)	Represents options to purchase our stock, which vest as follows: 7/1/07 – 15,000; 7/1/08 – 15,000 and 7/1/09 – 15,000.

(18)	Represents Atlas Pipeline Partners phantom units, which vest as follows: 3/16/07 – 250; 3/16/08 – 250 and 3/16/09 – 250.

(19)	Represents options to purchase our stock (all of which are reported in “2006 Grants of Plan-Based Awards Table”), which vest as follows: 4/17/07 – 12,500; 4/17/08 – 12,500; 4/17/09 – 12,500 and 4/17/10 – 12,500.
2006 Option Exercises and Stock Vested Table

	Stock awards
	Number of shares	Value realized
Name	acquired on vesting (#)(1)	on vesting ($)
Edward E. Cohen	11,250	$454,612
Matthew A. Jones	3,750	$151,537
Jonathan Z. Cohen	6,875	$277,819
Freddie M. Kotek	250	$10,102

(1)	Represents Atlas Pipeline Partners common units.
2006 Pension Benefits Table

			Present value of	Payments
		Number of years	accumulated	during last
Name	Plan name	credited service (#)	benefit ($)	fiscal year ($)
Edward E. Cohen	SERP	4	$1,324,614	—
     For a description of Mr. Cohen’s SERP, please see “Employment Agreements — Edward E. Cohen”, and for a discussion of the valuation method and material assumptions applied in quantifying the present value of the accumulated benefit, please see note 9 to our consolidated financial statements.
2006 Director Compensation Table

	Fees earned or	Stock awards		Total
Name	paid in cash ($)	($)		($)
Dennis A. Holtz	$32,000	$8,333	(1)	$40,333

Carlton M. Arrendell	$20,625	$8,333	(1)	$28,958

Nicholas A. DiNubile	$30,500	$8,333	(1)	$38,833

William R. Bagnell	$30,500	$8,333	(1)	$38,833

Donald W. Delson	$32,000	$8,333	(1)	$40,333

Harmon S. Spolan	$12,434	$8,332	(2)	$13,266

(1)	Represents the dollar amount of expense recognized by us for financial statement reporting purposes with respect to deferred units granted under the Stock Plan (see Note 9 to our consolidated financial statements) in accordance with FAS 123R. For Messrs. Holtz, Arrendell, Bagnell and Delson, represents 317 deferred shares granted under the Stock Plan on May 14, 2006, having a grant date fair value, valued in accordance with FAS 123R at the closing price of our common stock on the grant date of $47.26, of $15,000. The units vest one-third on each of the second, third and fourth anniversaries of the date of grant. The vesting schedule for the shares is as follows: 5/14/08 – 105; 5/14/09 –105 and 5/14/10 –107. For Mr. Spolan, represents 331 deferred shares granted under the Stock Plan on August 24, 2006, having a grant date fair value, valued in accordance with FAS 123R at the closing price of our common stock on the grant date of $45.28, of $14,987. The vesting schedule for the award is as follows: 8/24/08 – 110; 8/24/09 – 110 and 8/24/10 – 111.
Director Compensation
     Before July 26, 2006, in addition to a monthly retainer of $1,000, the independent directors received additional monthly fees for acting as chairperson of a committee and for being a member of a committee. The independent directors also received a fee for each board meeting attended. In addition to the cash compensation, independent directors receive an annual grant of deferred stock having a fair market value of $15,000 with a vesting schedule in which 33 1/3% of the award vests on the second, third and fourth anniversaries of the grant date. Upon approval by the full Board, after July 26, 2006, the cash compensation to the independent directors is a flat fee of $35,000 per year.
INDEPENDENT PUBLIC ACCOUNTANTS
     Our independent public accountants for the fiscal year ended December 31, 2006 was Grant Thornton, LLP. Upon the recommendation of the audit committee, approved by the Board of Directors, Grant Thornton LLP served as our independent auditors during fiscal year 2006. The audit committee anticipates that Grant Thornton LLP will be re-appointed as our independent auditors for fiscal year 2007. We do not anticipate that a representative of Grant Thornton LLP will be present at the Meeting.
     For the years ended December 31, 2006 and 2005, Grant Thornton LLP’s accounting fees and services (in thousands) were as follows.

	2006	2005
Audit fees(1)	$1,721	$888
Audit-related fees(2)	18	2
Tax fees(3)	76	—
All other fees(4)	—	—

Total accounting fees and services	$1,815	$890

(1)	Audit fees include professional services rendered for the annual audit of our financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-Q.

(2)	Represents fees related to public offering matters.

(3)	There were no fees for tax services rendered to us during the year ended December 31, 2005. The fees for tax services rendered to us during the year ended December 31, 2006 primarily related to tax compliance services.

(4)	There were no other fees rendered to us during the years ended December 31, 2006 and 2005.

Audit Committee Pre-Approval Policies and Procedures
     The audit committee, on at least an annual basis, reviews audit and non-audit services performed by Grant Thornton LLP as well as the fees charged by Grant Thornton LLP for such services. Our policy is that all audit and non-audit services must be pre-approved by the audit committee. All of such services and fees were pre-approved during fiscal 2006 and 2005.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all such reports.
     Based solely on its review of the reports we received, or written representations from certain reporting persons that no filings were required for those persons, we believe that, during fiscal year 2006, our officers, directors and greater than 10% stockholders complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act, except that Ms. McGurk inadvertently filed one Form 4 late.
OTHER MATTERS
     As of the date of this proxy statement, the Board does not intend to present and has not been informed that any other person intends to present any other matters for action at the Meeting. However, if other matters do properly come before the Meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.
     Except as hereinabove stated, all shares represented by valid proxies received will be voted in accordance with the provisions of the proxy.
STOCKHOLDERS SHARING AN ADDRESS
     Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, 311 Rouser Road, Moon Township, PA 15108; telephone number (412) 262-2830. The Company will promptly deliver a copy of the requested materials.
     Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.
ANNUAL REPORT AND REPORT ON FORM 10-K
     Our 2006 Annual Report to Stockholders including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2006, is being sent to stockholders of record as of April 10, 2007 with this proxy statement. Stockholders of record as of April 10, 2007, and beneficial owners of our common stock on that date, may obtain from us, without charge, a copy of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request therefor in writing. Such requests should be directed to us at our Moon Township address stated herein, and to the attention of the Secretary. Beneficial owners shall include in their written requests a good faith representation that they were beneficial owners of our common stock on April 10, 2007.
STOCKHOLDER PROPOSALS
     Rule 14a-8 of the Securities Exchange Act establishes the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under the rule, proposals submitted for inclusion in our 2008 proxy materials must be received by us at 311 Rouser Road, Moon Township, Pennsylvania 15108, Attention: Secretary, on or before December 23, 2007. Proposals must comply with all the requirements of Rule 14a-8.
     A stockholder who wishes to present a matter for action at our 2008 annual meeting, but chooses not to do so under Rule 14a-8, must deliver to our Secretary on or before November 23, 2007, a notice containing the information required by the advance notice and other provisions of our bylaws. A copy of the bylaws may be obtained by directing a written request to us at 311 Rouser Road, Moon Township, Pennsylvania 15108, Attention: Secretary.

Exhibit A
ATLAS AMERICA, INC.
ANNUAL INCENTIVE PLAN
FOR SENIOR EXECUTIVES
     Adopted by the Board of Directors on February 26, 2007
Approved by the Stockholders on

ATLAS AMERICA, INC.
ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES
SECTION 1: Purpose
     The purpose of the Atlas America, Inc. Annual Incentive Plan for Senior Executives (the “Plan”) is to enhance the ability of Atlas America, Inc. to attract, reward and retain senior executive employees, to strengthen employee commitment to Atlas America, Inc.’s success and to align employee interests with those of Atlas America, Inc.’s stockholders by providing variable compensation, based on the achievement of performance objectives. To this end, the Plan provides a means of annually rewarding participants based on the performance of Atlas America, Inc. and its business units and, where appropriate, on a participant’s personal performance. The Plan is intended to meet the requirements for a “qualified performance-based compensation” under section 162(m) of the Internal Revenue Code of 1986, as amended.
SECTION 2: Definitions
     (a) “Award” shall mean an incentive award earned by a Participant under the Plan for any Performance Period.
     (b) “Board” shall mean our Board of Directors.
     (c) “Change of Control” shall be deemed to have occurred upon the first to occur of any of the following events:
          (i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors; or
          (ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended or any successor statute thereto.

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     (e) “Committee” shall mean the Compensation Committee of the Board. The Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under Code section 162(m) and related Treasury regulations.
     (f) “Company” shall mean Atlas America, Inc., a Delaware corporation, and any successor corporation.
     (g) “Effective Date” shall mean January 1, 2007, subject to approval of the Plan by the stockholders of the Company.
     (h) “Maximum Award” shall mean the maximum amount that a Participant will earn as an Award for a Performance Period if the maximum level of performance is achieved for each of the Performance Goals set by the Committee for the Participant. A Participant’s Maximum Award shall be determined by the Committee based on the Participant’s responsibility level, position or such other criteria as the Committee shall determine.
     (i) “Participant” for any Performance Period, shall mean a senior executive employee of the Company or a subsidiary who is designated by the Committee to participate in the Plan.
     (j) “Performance Goals” for any Performance Period, shall mean:
          (i) The performance goals of the Company and its subsidiaries or one or more business units, as specified by the Committee, shall be based on one or more of the following objective criteria, either in absolute terms or in comparison to publicly available industry standards or indices: stock price, return on equity, assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), earnings per share, price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, return on assets, stockholder return, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing.
          (ii) To the extent applicable, the Committee, in determining whether and to what extent a Performance Goal has been achieved, shall use the information set forth in our audited financial statements and other objectively determinable information. The Performance Goals established by the Committee may be (but need not be) different each Performance Period, and different Performance Goals may be applicable to different Participants.
     (k) “Performance Period” shall mean the fiscal year of the Company or any other period of up to 12 months designated by the Committee with respect to which an Award may be earned.

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     (l) “Plan” shall mean this Atlas America, Inc. Annual Incentive Plan for Senior Executives, as in effect from time to time.
SECTION 3: Eligibility
     All senior executive employees of the Company and its subsidiaries are eligible to participate in the Plan. The Committee shall designate which senior executive employees shall participate in the Plan for each Performance Period. In order to be eligible to receive an Award with respect to any Performance Period, an employee must be actively employed by the Company or a subsidiary on the last day of the Performance Period, except as provided in Section 7.
SECTION 4: Administration
     (a) Committee Authority. The Plan shall be administered by the Committee. The Committee shall have full discretionary authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine each Participant’s Maximum Award and Award amount, to approve all Awards, to decide the facts in any case arising under the Plan and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
     (b) Committee Determinations. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards need not be uniform as among Participants. The Committee’s administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company and all employees of the Company, including, the Participants and their respective beneficiaries.
SECTION 5: Determination of Awards
     (a) Maximum Awards and Performance Goals. As soon as practicable, but no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Code section 162(m), the Committee shall determine the senior executive employees who shall be Participants during that Performance Period, each Participant’s Maximum Award and the Performance Goals for each Participant, all of which shall be set forth in the Committee’s minutes. The Performance Goals may provide for differing amounts to be paid based on differing thresholds of performance. The Committee shall specify in the minutes how the financial calculations for the Performance Goals will be made, including what, if any, adjustments shall be made in the event of a change in corporate

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capitalization, corporate transaction, extraordinary event, change in applicable accounting rules or principles, or other event. The Committee shall establish a maximum dollar amount that may be paid to a Participant for the Performance Period. The Company shall notify each Participant of the applicable Performance Goals and other terms of Awards for the Performance Period.
     (b) Earning an Award. A Participant will earn an Award for a Performance Period based on the level of achievement of the Performance Goals established by the Committee for that period; provided that the Committee may reduce (but not increase) an Award below the Award level determined based on the Performance Goals. A Participant will receive no Award if the level of achievement of Performance Goals is below the minimum required to earn an Award for the Performance Period, as specified by the Committee at the time the Performance Goals are established.
     (c) Maximum Award Amount. The maximum Award payable to any Participant for any Performance Period shall not exceed $5,000,000.
     (d) Section 162(m). Awards shall be based on Performance Goals for each Performance Period that shall satisfy the requirements for “qualified performance-based compensation” under Code section 162(m), including the requirement that the achievement of the Performance Goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. An Award that is designated as “qualified performance-based compensation” under Code section 162(m) may not be awarded as an alternative to any other award that is not designated as “qualified performance-based compensation,” but instead must be separate and apart from all other awards made. The Committee is authorized to reduce an Award for any Performance Period based upon its assessment of personal performance or other factors, but not to increase the Award beyond the amount determined based on achievement of the Performance Goals for that Participant. Any reduction of a Participant’s Award shall not result in an increase in any other Participant’s Award.
SECTION 6: Payment of Awards
     The Committee shall certify and announce the Awards that will be paid by the Company to each Participant as soon as practicable following the final determination of our financial results for the relevant Performance Period. Subject to the provisions of Section 7, payment of the Awards certified by the Committee shall be made as soon as practicable following the close of the Performance Period, but in any event within 2 1/2 months after the close of the Performance Period and as otherwise consistent with the requirements of section 409A of the Code. All Awards shall be paid in cash.
SECTION 7: Limitations on Rights to Payment of Awards
     (a) Employment. No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the last day of the Performance Period; provided, however, that the Committee may determine that if a Participant’s employment with the Company terminates prior to the end of

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the Performance Period, the Participant shall remain eligible to receive a pro-rated portion of any Award that would otherwise have been earned for the Performance Period, in such circumstances as the Committee deems appropriate. If payments are to be made under the Plan after a Participant’s death, such payments shall be made to the personal representative of the Participant’s estate.
     (b) Leaves of Absence. If a Participant is on an authorized leave of absence during the Performance Period, the Participant may be eligible to receive a pro-rated portion of any Award that would otherwise have been earned, as determined by the Committee.
SECTION 8: Change of Control
     Unless the Committee determines otherwise, if a Change of Control occurs prior to the end of a Performance Period, (i) each Participant shall receive an Award for the Performance Period in which the Change of Control occurs, based on performance measured as of the date of the Change of Control, or as otherwise determined by the Committee, (ii) the Performance Period shall end as of the date of the Change of Control, and (iii) Awards shall be paid within 60 days after the Change of Control (regardless of whether the Participant remains employed after the Change of Control).
SECTION 9: Deferrals
     Notwithstanding the foregoing, the Committee may permit a Participant to defer receipt of an Award that would otherwise be payable to the Participant. The Committee shall establish rules and procedures for any such deferrals, consistent with the applicable requirements of Code section 409A.
SECTION 10: Amendments
     The Committee may at any time amend this Plan; provided, however, that the Committee shall not amend the Plan without stockholder approval if such approval is required by Code section 162(m). The Plan must be reapproved by our stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan, if additional Awards are to be paid under the Plan and if required by section 162(m) of the Code or the regulations thereunder. Except as provided in Subsection 12(g) below, no amendment that adversely affects any Participant’s rights to an Award that has been earned prior to the date of the amendment shall be effective unless the Participant consents to the amendment.
SECTION 11: Termination
     The Committee may terminate this Plan at any time. In the case of termination of the Plan, each Participant may receive a pro-rated portion of the Award that would otherwise have been earned for the then current Performance Period had the Plan not been terminated, as determined by the Committee. Each Award shall be paid as soon as practicable, but in no event later than 2 1/2 months after the Performance Period in which the Plan terminates.

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SECTION 12: Miscellaneous Provisions
     (a) No Employment Right. This Plan is not a contract between the Company and any employee or Participant. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any employee or any Participant any right to be retained in the employ of the Company. The Company is under no obligation to continue the Plan. Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof, to change the duties or the character of employment of any employee or to remove any individual from the employment of the Company at any time, all of which rights and powers are expressly reserved.
     (b) No Assignment. A Participant’s right and interest under the Plan may not be assigned or transferred, except upon death as provided in Section 7 of the Plan, and any attempted assignment or transfer shall be null and void.
     (c) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
     (d) Obligations to the Company. If a Participant becomes entitled to payment of an Award under the Plan, and if at such time the Participant has outstanding any debt, obligation or other liability representing an amount owing to the Company, then the Company may offset such amount owed to it against the Award otherwise distributable. Any determination under this Section 12(d) shall be made by the Committee in its sole discretion.
     (e) Withholding Taxes. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or his or her personal representative pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
     (f) Stockholder Approval. Notwithstanding any provision of the Plan to the contrary, all 2007 Awards will be made contingent upon, and subject to, stockholder approval of the Plan at the 2007 annual stockholders’ meeting.
     (g) Compliance with Law. It is the intent of the Company that the Plan and Awards under the Plan comply with the applicable provisions of Code section 162(m) and that Awards qualify for the “short-term deferral” exception to Code section 409A. To the extent that any legal requirement of Code section 162(m) or 409A as set forth in the Plan ceases to be required under Code section 162(m) or 409A, that Plan provision shall cease to apply. The Committee may

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revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation.
     (h) Governing Law. The validity, construction, interpretation and effect of the Plan shall exclusively be governed by and determined in accordance with the law of Delaware, without giving effect to the conflict of laws provisions thereof.

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Exhibit B
AMENDED AND RESTATED
ATLAS PIPELINE HOLDINGS
LONG-TERM INCENTIVE PLAN
SECTION 1: PURPOSE OF THE PLAN.
The Amended and Restated Atlas Pipeline Holdings Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of Atlas Pipeline Holdings, L.P., a Delaware limited partnership (the “Partnership”), by providing to officers, employees and managing board members of Atlas Pipeline Holdings GP, LLC, a Delaware limited liability company (the “Company”), and employees of its Affiliates, consultants and joint venture partners who perform services for the Company or the Partnership incentive awards for superior performance that are based on Units. It is also contemplated that the Plan will enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company or the Partnership and to encourage them to devote their best efforts to the business of the Company or the Partnership, thereby advancing the interests of the Company and the Partnership.
SECTION 2: DEFINITIONS.
As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Award” means an Option or Phantom Unit granted under the Plan, and shall include any tandem DERs granted with respect to a Phantom Unit.
“Board” means the Managing Board of the Company.
“Change in Control” means the occurrence of any of the following:
     (a) the Company, or an Affiliate of the Parent, ceases to be the general partner of the Partnership;
     (b) a merger, consolidation, share exchange, division or other reorganization or transaction of the Partnership, the general partner of Atlas Pipeline Partners, L.P., Atlas Pipeline Partners, L.P., the Company, the Parent or any Affiliate of the Parent that is a direct or indirect parent of the Company with any entity, other than a transaction which would result in the voting securities of the Partnership, the general partner of Atlas Pipeline Partners, L.P., Atlas Pipeline Partners, L.P., the Company or Parent, as appropriate, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving

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entity) at least 60% of the combined voting power immediately after such transaction of the surviving entity’s outstanding securities or, in the case of a division, the outstanding securities of each entity resulting from the division;
     (c) the equity holders of the Partnership, the general partner of Atlas Pipeline Partners, L.P., the Parent or any Affiliate of the Parent that is a direct or indirect parent of the Company approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Partnership’s, the Parent’s, the general partner of Atlas Pipeline Partners, L.P., or any such Affiliate’s assets; or
     (d) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board of directors of the Company, the Parent or any Affiliate of the Parent that is a direct or indirect parent of the Company (including for this purpose any new director whose election or nomination for election or appointment was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the board or, in the case of a spin off of the Parent, if Edward E. Cohen and Jonathan Z. Cohen cease to be directors of the Parent.
Notwithstanding the foregoing, with respect to any Award that is subject to Section 409A of the Code, Change in Control shall mean a “change of control event,” as defined in the regulations and guidance issued under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.
“Committee” means (i) the Board or such committee of the Board or the board of an Affiliate of the Partnership appointed by the Board to administer the Plan or (ii) with respect to Awards that are intended to be “qualified performance-based compensation” under Section 162(m) of the Code, a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under Section 162(m) of the Code and related Treasury regulations.
“DER” means a right, granted in tandem with a specific Phantom Unit, to receive an amount in cash equal to, and at the same time as, the cash distributions made by the Partnership with respect to a Unit during the period such Phantom Unit is outstanding.
“Disability” means an illness or injury that lasts at least 6 months, is expected to be permanent and renders the Participant unable to substantially carry out his or her duties to the Company or any of its Affiliates, as determined by the Committee.
“Employee” means any officer or employee of the Company, its Affiliates, consultants or joint venture partners who performs services for the Company or the Partnership or in furtherance of our or the Partnership’s business.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means the closing sales price of a Unit on the applicable date (or if there is no trading in the Units on such date, the closing sales price on the last date Units were traded). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.
“Manager” means a “non-employee director” of the Company as defined in Rule 16b-3 under the Exchange Act.
“Option” means an option to purchase Units granted under the Plan.
“Parent” means Atlas America, Inc., a Delaware corporation.
“Participant” means any Employee or Manager granted an Award under the Plan.
“Partnership Agreement” means the Agreement of Limited Partnership of Atlas Pipeline Holdings, L.P., as amended from time to time.
“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
“Phantom Unit” means a phantom (notional) unit granted under the Plan which upon vesting entitles the Participant to receive a Unit or its then Fair Market Value in cash, as determined by the Committee.
“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture or is not exercisable by the Participant.
“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
“SEC” means the Securities and Exchange Commission, or any successor thereto.
“Securities Act” means the Securities Act of 1933, as amended.
“Unit” means a common unit of limited partner interest of the Partnership.
SECTION 3: ADMINISTRATION.
The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following and any applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any; provided, however, that such delegation shall not

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limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, himself or a Person who is an Employee or Manager subject to Rule 16b-3. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the terms and conditions of any Award; (iv) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (v) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Award. All Awards under the Plan shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest in such Award. Awards made under a particular Section of the Plan need not be uniform as among Participants.
SECTION 4: UNITS.
     (a) Units Available. Subject to adjustment as provided in Section 4(c), the number of Units with respect to which Phantom Units and Options may be granted under the Plan is 2,100,000. If any Option or Phantom Unit is forfeited or otherwise terminates or is canceled or paid without the delivery of Units, then the Units covered by such Award, to the extent of such forfeiture, termination, payment or cancellation, shall again be Units with respect to which Awards may be granted.
     (b) Sources of Units Deliverable under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units newly issued by the Partnership, Units acquired in the open market or from any Affiliate of the Partnership or the Company, or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.
     (c) Adjustments. In the event that any distribution (whether in the form of cash, Units, other securities or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, however, that the number of

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Units subject to any Award shall always be a whole number. The Committee may make provision for a cash payment to the holder of an outstanding Award.
     (d) Individual Limit. The maximum aggregate number of Units with respect to which Awards may be made under the Plan to any individual during any calendar year shall be 50,000 Units, subject to adjustment as described in Section 4(c) above. A Participant may not accrue DERs during any calendar year in excess of $2,000,000.
SECTION 5: ELIGIBILITY.
Any Employee or Manager shall be eligible to be designated a Participant and receive an Award under the Plan.
SECTION 6: AWARDS.
     (a) Options. The Committee shall have the authority to determine the Employees and Managers to whom Options shall be granted, the number of Units to be covered by each Option, the exercise price therefor, the Restricted Period and the conditions and limitations applicable to the exercise of the Option, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
          (i) Exercise Price. The exercise price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted and may be more or less than its Fair Market Value as of the date of grant.
          (ii) Time and Method of Exercise. The Committee shall determine the Restricted Period and the method or methods by which payment of the exercise price may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Board, a “cashless-broker” exercise through procedures approved by the Board, a recourse note from the Participant in a form acceptable to the Board, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price.
     (b) Phantom Units. The Committee shall have the authority to determine the Employees and Managers to whom Phantom Units shall be granted, the number of Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Phantom Units may become vested or forfeited, whether DERs are granted with respect to an Award and such other terms and conditions, as the Committee may determine, that are not inconsistent with the provisions of the Plan.
     (c) General.
          (i) Forfeiture. Except as otherwise provided in the terms of the Award, upon termination of a Participant’s employment with the Company or its Affiliates or membership on the Board during the applicable Restricted Period, all Options and unvested Phantom Units shall be forfeited by the Participant; provided, however, that if the reason for the termination is the Participant’s death or Disability, all Options awarded to the Participant shall become exercisable and all Phantom Units shall vest automatically. The Committee may, in its discretion, waive in whole or in part any forfeiture.

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          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate.
          (iii) Limits on Transfer of Awards.
               (A) Except as provided in (C) below, each Option shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
               (B) Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Partnership, the Company or any Affiliate thereof.
               (C) To the extent specifically provided by the Committee with respect to an Option grant, an Option may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish. In addition, Awards may be transferred by will and the laws of descent and distribution.
          (iv) Unit Certificates. All certificates for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
          (v) Delivery of Units or Other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any grant agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Partnership is not reasonably able to obtain or issue Units pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award grant agreement (including, without limitation, any exercise price or tax withholding) is received by the Partnership.
          (vi) Rule 16b-3. It is intended that the Plan and any Award made to a Participant subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

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          (vii) Status of Original Issue Units. The Partnership intends, but shall not be obligated, to register for sale under the Securities Act the Units acquirable pursuant to Awards, and to keep such registration effective throughout the period any Awards are in effect. In the absence of such effective registration or an available exemption from registration under the Securities Act, delivery of Units acquirable pursuant to Awards shall be delayed until registration of such Units is effective or an exemption from registration under the Securities Act is available. In the event exemption from registration under the Securities Act is available, a Participant (or a Participant’s estate or personal representative in the event of the Participant’s death or incapacity), if requested by the Partnership to do so, will execute and deliver to the Partnership in writing an agreement containing such provisions as the Partnership may require to assure compliance with applicable securities laws. No sale or disposition of Units acquired pursuant to an Award by a Participant shall be made in the absence of an effective registration statement under the Securities Act with respect to such Units unless an opinion of counsel satisfactory to the Partnership that such sale or disposition will not constitute a violation of the Securities Act or any other applicable securities laws is first obtained.
          (viii) Change in Control. Upon a Change in Control, all Awards that are not subject to Section 409A of the Code shall automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all Restricted Periods shall terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. To the extent an Option is not exercised upon a Change in Control, the Committee may, in its discretion, cancel such Award without payment or provide for a replacement grant with respect to such property and on such terms as it deems appropriate. With respect to an Award that is subject to Section 409A of the Code, the Plan may be terminated within 30 days preceding or the 12 months following the Change in Control and all such Awards that are Vested paid, provided that all substantially similar plans sponsored by the Company and its affiliates (for purposes of Section 409A) are terminated and all participants in the substantially similar plans are required to receive all compensation deferred under such terminated arrangements within 12 months of the date of termination of the arrangements.
SECTION 7: QUALIFIED PERFORMANCE-BASED COMPENSATION.
     (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Phantom Units, including tandem DERs, granted to a Participant shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case the provisions of this Section 7 shall apply.
     (b) Performance Goals. When grants are made under this Section 7, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have

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discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to grants identified by the Committee as “qualified performance-based compensation.”
     (c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria, either in absolute terms or in comparison to publicly available industry standards or indices: assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, market capitalization, return on assets, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or affiliates or to the performance of the Company as a whole, or any combination of the foregoing.
     (d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code.
     (e) Certification of Results. The Committee shall certify the performance results for the performance period after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the performance goals and the satisfaction of all other terms of the Award.
     (f) Death, Disability or Other Circumstances. The Committee may provide in the agreement relating to an Award that Awards under this Section 7 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.
SECTION 8: AMENDMENT AND TERMINATION.
Except to the extent prohibited by applicable law:
     (a) Amendments to the Plan. Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 8(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner without the consent of any partner, Participant, other holder or beneficiary of an Award, or other Person.
     (b) Amendments to Awards. Subject to Section 8(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 8(c), in any Award shall materially reduce the benefit to a Participant without the consent of such Participant.

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     (c) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Partnership or the financial statements of the Partnership, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
     (d) Atlas America, Inc. Stockholder Approval for “Qualified Performance-Based Compensation.” If Awards are made under the Plan pursuant to Section 7 above, the Plan must be approved by the stockholders of Atlas America, Inc. In addition, the Plan must be reapproved by the stockholders of Atlas America, Inc. no later than the first Atlas America, Inc. stockholders meeting that occurs in the fifth year following the year in which the stockholders of Atlas America, Inc. previously approved the Plan, if additional Awards are to be made under Section 7 and if required by Section 162(m) of the Code and the regulations thereunder.
SECTION 9: GENERAL PROVISIONS.
     (a) No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each Participant.
     (b) Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities. Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy its withholding obligations for the payment of such taxes.
     (c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.
     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.
     (e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee,

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materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (f) Compliance with Other Laws. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer or such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Partnership by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. It is intended that Awards of “qualified performance-based compensation” comply with the applicable provisions of Section 162(m) of the Code and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code or an exception from such requirements. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 409A of the Code, that Plan provision shall cease to apply.
     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Partnership, the Company or any participating Affiliate and a Participant or any other Person.
     (h) No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.
     (i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     (j) Facility Payment. Any amounts payable hereunder to any Person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such Person, or may be applied for the benefit of such Person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
SECTION 10: TERM OF THE PLAN.
The Plan shall be effective on the date of its approval by the Unit holders and shall continue until the date terminated by the Board or Units are no longer available for the grant of Awards under the Plan, whichever occurs first. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

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Exhibit C
AMENDED AND RESTATED
ATLAS ENERGY RESOURCES
LONG-TERM INCENTIVE PLAN
SECTION 1: PURPOSE OF THE PLAN.
The Amended and Restated Atlas Energy Resources Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of Atlas Energy Resources, LLC, a Delaware limited liability company (the “Company”), by providing to its officers, directors, employees, consultants and joint venture partners and to directors, employees and consultants of the Manager and its Affiliates (as defined below) who perform services to the Company and its Affiliates incentive awards for superior performance that are based on Units (as defined below). It is also contemplated that the Plan will enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company and to encourage them to devote their best efforts to advancing the business of the Company and its Affiliates.
SECTION 2: DEFINITIONS.
As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Award” means an Option, Phantom Unit, Restricted Unit or Unit Grant granted under the Plan, and shall include any tandem DERs granted with respect to a Phantom Unit.
“Board” means the Board of Directors of the Company.
“Change in Control” means the occurrence of any of the following:
     (1) the Manager, or an Affiliate of the Parent, ceases to be the external manager of the Company;
     (2) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the combined voting power of our then outstanding securities eligible to vote for the election of the Board; provided, however, that the event described in this paragraph (2) shall not be

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deemed to be a change in control by virtue of any of the following acquisitions (i) by any Person that is part of a controlled group or under common control with the Company or the Parent; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company or the Parent; or (iii) any Person controlled by any executive officer (as defined by Rule 16a-1(f) of the Exchange Act) of the Company, the Manager or the Parent. For purposes of this definition, “controlled by” shall mean possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;
     (3) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company, taken as a whole, to any Person other than an Affiliate; or
     (4) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election or appointment was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board or, if both Edward E. Cohen and Jonathan Z. Cohen cease to be directors of the Company.
Notwithstanding the foregoing, with respect to any Award that is subject to Section 409A of the Code, Change in Control shall mean a “change of control event,” as defined in the regulations and guidance issued under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.
“Committee” means (i) the Board or such committee of the Board or the board or committee of an Affiliate of the Company appointed by the Board to administer the Plan; provided, however, that with respect to Awards to a Participant subject to Section 16 of the Exchange Act, the Committee shall be composed of non-employee members of the Board or the board of an Affiliate or (ii) with respect to Awards that are intended to be “qualified performance-based compensation” under Section 162(m) of the Code, a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under Section 162(m) of the Code and related Treasury regulations.
“DER” means a right, granted in tandem with a specific Phantom Unit, to receive an amount in cash equal to, and at the same time as, the cash distributions made by the Company with respect to a Unit during the period such Phantom Unit is outstanding.
“Disability” means an illness or injury that lasts at least 6 months, is expected to be permanent and renders the Participant unable to substantially carry out his or her duties to the Company or any of its Affiliates, as determined by the Committee.
“Employee” means any officer, employee, consultant of the Company or a director, employee or consultant of the Manager or any of its Affiliates who perform services for the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means the closing sales price of a Unit on the applicable date (or if there is no trading in the Units on such date, the closing sales price on the last date Units were traded). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee through any reasonable valuation method permitted under the Code.
“Manager” means Atlas Energy Management, Inc., a Delaware corporation, the external manager of the Company.
“Non-employee Director” means a member of the Board of the Company that is not an Employee.
“Option” means an option to purchase Units granted under the Plan.
“Parent” means Atlas America, Inc., a Delaware corporation.
“Participant” means any Employee or Non-employee Director granted an Award under the Plan.
“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
“Phantom Unit” means a phantom (notional) unit granted under the Plan which upon vesting entitles the Participant to receive a Unit or its then Fair Market Value in cash, as determined by the Committee.
“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture or is not exercisable by the Participant.
“Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period.
“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
“SEC” means the Securities and Exchange Commission, or any successor thereto.
“Securities Act” means the Securities Act of 1933, as amended.
“Unit” means a common unit of the Company.
“Unit Grant” means an Award that is not subject to a Restricted Period.
SECTION 3: ADMINISTRATION.
The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following and any applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and

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duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, himself or a Person who is an Employee or Non-employee Director subject to Rule l6b-3. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the terms and conditions of any Award; (iv) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (v) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, and any beneficiary of any Award. All Awards under the Plan shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest in such Award. Awards made under a particular Section of the Plan need not be uniform as among Participants.
SECTION 4: UNITS.
     (a) Units Available. Subject to adjustment as provided in Section 4(c), the number of Units with respect to which Phantom Units, Restricted Units, Unit Grants and Options may be granted under the Plan is 3,742,000. If any Option, Phantom Unit or Restricted Unit is forfeited or otherwise terminates or is canceled or paid without the delivery of Units, then the Units covered by such Award, to the extent of such forfeiture, termination, payment or cancellation, shall again be Units with respect to which Awards may be granted.
     (b) Sources of Units Deliverable under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units newly issued by the Company, Units acquired in the open market or from any Affiliate of the Company, or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.
     (c) Adjustments. In the event that any distribution (whether in the form of cash, Units, other securities or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Company, issuance of warrants or other rights to purchase Units or other securities of the Company, or other similar transaction or event affects the Units such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust (i) the number and

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type of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, however, that the number of Units subject to any Award shall always be a whole number. The Committee may make provision for a cash payment to the holder of an outstanding Award.
     (d) Individual Limit. The maximum aggregate number of Units with respect to which Awards may be made under the Plan to any individual during any calendar year shall be 50,000 Units, subject to adjustment as described in Section 4(c) above. A Participant may not accrue DERs during any calendar year in excess of $2,000,000.
SECTION 5: ELIGIBILITY.
Any Employee or Non-employee Director shall be eligible to be designated a Participant and receive an Award under the Plan.
SECTION 6: AWARDS.
     (a) Options. The Committee shall have the authority to determine the Employees and Non-employee Directors to whom Options shall be granted, the number of Units to be covered by each Option, the exercise price therefor, the Restricted Period and the conditions and limitations applicable to the exercise of the Option, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
          (i) Exercise Price. The exercise price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted and may not be less than its Fair Market Value as of the date of grant.
          (ii) Time and Method of Exercise. The Committee shall determine the Restricted Period and the method or methods by which payment of the exercise price may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Committee, a “cash less-broker” exercise through procedures approved by the Committee, or any combination thereof, or if permitted by the Committee, by delivering Units owned by the Participant and having a Fair Market Value on the exercise date equal to the relevant exercise price. Units used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.
     (b) Phantom Units. The Committee shall have the authority to determine the Employees and Non-employee Directors to whom Phantom Units shall be granted, the number of Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Phantom Units may become vested or forfeited, whether DERs are granted with respect to a Phantom Unit and such other terms and conditions, as the Committee may determine, that are not inconsistent with the provisions of the Plan.
     (c) Restricted Units and Unit Grants. The Committee shall have the authority to determine the Employees and Non-employee Directors to whom Restricted Units and Unit Grants shall be granted, the number of Restricted Units and/or Unit Grants to be granted to each such

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Participant, the Restricted Period, the conditions under which the Restricted Units may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such Awards.
     (d) General.
          (i) Forfeiture. Except as otherwise provided in the terms of the Award, upon termination of a Participant’s employment with the Company or its Affiliates or membership on the Board during the applicable Restricted Period, all Options, unvested Phantom Units and unvested Restricted Units shall be forfeited by the Participant; provided, however, that if the reason for the termination is the Participant’s death, or Disability, all Options awarded to the Participant shall become exercisable and all Phantom Units and Restricted Units shall vest automatically. The Committee may, in its discretion, waive in whole or in part any forfeiture.
          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate.
          (iii) Limits on Transfer of Awards.
               (A) Except as provided in (C) below, each Award shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
               (B) Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate thereof.
               (C) To the extent specifically provided by the Committee with respect to an Award grant, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish. In addition, Awards may be transferred by will and the laws of descent and distribution.
          (iv) Unit Certificates. All certificates for Units or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
          (v) Delivery of Units or Other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any grant agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period

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during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain or issue Units pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award grant agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.
          (vi) Rule 16b-3. It is intended that the Plan and any Award made to a Participant subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.
          (vii) Status of Original Issue Units. The Company intends, but shall not be obligated, to register for sale under the Securities Act the Units acquirable pursuant to Awards, and to keep such registration effective throughout the period that any Awards are in effect. In the absence of such effective registration or an available exemption from registration under the Securities Act, delivery of Units acquirable pursuant to Awards shall be delayed until registration of such Units is effective or an exemption from registration under the Securities Act is available. In the event exemption from registration under the Securities Act is available, a Participant (or a Participant’s estate or personal representative in the event of the Participant’s death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws. No sale or disposition of Units acquired pursuant to an Award by a Participant shall be made in the absence of an effective registration statement under the Securities Act with respect to such Units unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Securities Act or any other applicable securities laws is first obtained.
          (viii) Change in Control. Upon a Change in Control, all Awards that are not subject to Section 409A of the Code shall automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all Restricted Periods shall terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. To the extent an Option is not exercised upon a Change in Control, the Committee may, in its discretion, cancel such Award without payment or provide for a replacement grant with respect to such property and on such terms as it deems appropriate. With respect to an Award subject to section 409A of the Code, such Award shall be paid out on the Change in Control if the Change in Control complies with section 409A of the Code; otherwise the Award will remain outstanding and be distributed in accordance with its terms.
SECTION 7: QUALIFIED PERFORMANCE-BASED COMPENSATION
     (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Phantom Units (including tandem DERs, Restricted Units or Unit Grants) granted to a Participant shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case the provisions of this Section 7 shall apply.

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     (b) Performance Goals. When grants are made under this Section 7, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to grants identified by the Committee as “qualified performance-based compensation.”
     (c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria, either in absolute terms or in comparison to publicly available industry standards or indices: assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, market capitalization, return on assets, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or affiliates or to the performance of the Company as a whole, or any combination of the foregoing.
     (d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code.
     (e) Certification of Results. The Committee shall certify the performance results for the performance period after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the performance goals and the satisfaction of all other terms of the Award.
     (f) Death, Disability or Other Circumstances. The Committee may provide in the agreement relating to an Award that Awards under this Section 7 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

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SECTION 8: AMENDMENT AND TERMINATION.
Except to the extent prohibited by applicable law:
     (a) Amendments to the Plan. Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 8(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner without the consent of any member, Participant, other holder or beneficiary of an Award, or other Person.
     (b) Amendments to Awards. Subject to Section 8(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 8(c) or 8(f), in any Award shall materially reduce the benefit to a Participant without the consent of such Participant, except if such amendment is required to comply with the requirements of section 409A of the Code.
     (c) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
     (d) Atlas America, Inc. Stockholder Approval for “Qualified Performance-Based Compensation.” If Awards are made under the Plan pursuant to Section 7 above, the Plan must be approved by the stockholders of Atlas America, Inc. In addition, the Plan must be reapproved by the stockholders of Atlas America, Inc. no later than the first Atlas America, Inc. stockholders meeting that occurs in the fifth year following the year in which the stockholders of Atlas America, Inc. previously approved the Plan, if additional Awards are to be made under Section 7 and if required by Section 162(m) of the Code and the regulations thereunder.
SECTION 9: GENERAL PROVISIONS.
     (a) No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each Participant.
     (b) Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy its withholding obligations for the payment of such taxes. Without limiting the foregoing, if the Committee so permits, a Participant may elect to satisfy our tax withholding obligation with respect to Awards paid in Units by having Units withheld, at the time such Awards become taxable, up to an amount that does not exceed the minimum applicable

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withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.
     (c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.
     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.
     (e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (f) Compliance with Other Laws. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer or such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Company or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. It is the intent of the Company that, to the extent applicable, Awards made under the Plan comply with the requirements of section 409A of the Code and the regulations thereunder. It is intended that the Awards of “qualified performance-based compensation” comply with the applicable provisions of Section 162(m) of the Code. To the extent that any legal requirement as set forth in the Plan ceases to be required under applicable law, the Committee may determine that such Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award or the Plan to bring an Award or the Plan into compliance with any applicable law or regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section 8(f).
     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate and a Participant or any other Person.
     (h) No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

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     (i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     (j) Facility Payment. Any amounts payable hereunder to any Person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such Person, or may be applied for the benefit of such Person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
SECTION 10: TERM OF THE PLAN.
The Plan shall be effective on the date of its approval by the Unit holders and shall continue until the date terminated by the Board or Units are no longer available for the grant of Awards under the Plan, whichever occurs first. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

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Exhibit D
AMENDED AND RESTATED
ATLAS PIPELINE PARTNERS, L.P.
LONG-TERM INCENTIVE PLAN
SECTION 1: PURPOSE OF THE PLAN.
The Amended and Restated Atlas Pipeline Partners, L.P. Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), by providing to officers, employees and managing board members of Atlas Pipeline Partners GP, LLC, a Delaware limited liability company (the “Company”), and employees of its Affiliates, consultants and joint venture partners who perform services for the Partnership incentive awards for superior performance that are based on Units. It is also contemplated that the Plan will enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and to encourage them to devote their best efforts to the business of the Partnership, thereby advancing the interests of the Partnership and its partners.
SECTION 2: DEFINITIONS.
As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Award” means an Option or Phantom Unit granted under the Plan, and shall include any tandem DERs granted with respect to a Phantom Unit.
“Board” means the Managing Board of the Company.
“Change in Control” means the occurrence of any of the following:
     (a) the Company, or an Affiliate of the Parent, ceases to be the general partner of the Partnership;
     (b) a merger, consolidation, share exchange, division or other reorganization or transaction of the Partnership, the Company, the Parent or any Affiliate of the Parent that is a direct or indirect parent of the Company with any entity, other than a transaction which would result in the voting securities of the Partnership, the Company or Parent, as appropriate, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power immediately after such transaction of the surviving entity’s outstanding securities or, in the case of a division, the outstanding securities of each entity resulting from the division;

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     (c) the equity holders of the Partnership, the Parent or any Affiliate of the Parent that is a direct or indirect parent of the Company approve a plan of complete, liquidation or winding-up or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Partnership’s, the Parent’s or any such Affiliate’s assets; or
     (d) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board of directors of the Company, the Parent or any Affiliate of the Parent that is a direct or indirect parent of the Company (including for this purpose any new director whose election or nomination for election or appointment was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the board or, in the case of a spin off of the Parent, if Edward E. Cohen and Jonathan Z. Cohen cease to be directors of the Parent.
“Committee” means (i) the Board or such committee of the Board or the board of an Affiliate of the Partnership appointed by the Board to administer the Plan or (ii) with respect to Awards that are intended to be “qualified performance-based compensation” under Section 162(m) of the Code, a committee that consists of two or more persons appointed by the Board, all of whom shall be outside directors as defined under Section 162(m) of the Code and related Treasury regulations.
“DER” means a right, granted in tandem with a specific Phantom Unit, to receive an amount in cash equal to, and at the same time as, the cash distributions made by the Partnership with respect to a Unit during the period such Phantom Unit is outstanding.
“Disability” means an illness or injury that lasts at least 6 months, is expected to be permanent and renders the Participant unable to carry out his or her duties to the Company or any of its Affiliates.
“Employee” means any officer or employee of the Company, its Affiliates, consultants or joint venture partners who performs services for the Partnership or in furtherance of the Partnership’s business.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means the closing sales price of a Unit on the applicable date (or if there is no trading in the Units on such date, the closing sales price on the last date Units were traded). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.
“Manager” means a “non-employee director” of the Company as defined in Rule 16b-3 under the Exchange Act.
“Option” means an option to purchase Units granted under the Plan.
“Parent” means Resource America, Inc., a Delaware corporation, or, from and after the date that Atlas America, Inc., a Delaware corporation, is not a subsidiary of Resource America, Inc., Atlas America, Inc. provided that the transaction pursuant to which Atlas America, Inc. ceased to be a

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subsidiary of Resource America, Inc. was approved by the board of directors of Resource America, Inc.
“Participant” means any Employee or Manager granted an Award under the Plan.
“Partnership Agreement” means the Agreement of Limited Partnership of Atlas Pipeline Partners, L.P., as amended from time to time.
“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
“Phantom Unit” means a phantom (notional) unit granted under the Plan which upon vesting entitles the Participant to receive a Unit or its then Fair Market Value in cash, as determined by the Committee.
“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture or is not exercisable by the Participant.
“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
“SEC” means the Securities and Exchange Commission, or any successor thereto.
“Securities Act” means the Securities Act of 1933, as amended.
“Unit” means a common unit of limited partner interest of the Partnership.
SECTION 3: ADMINISTRATION.
The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following and any applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, himself or a Person who is an Employee or Manager subject to Rule 16b-3. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the terms and conditions of any Award; (iv) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (v) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vi) establish, amend, suspend, or waive

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such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Award. All Awards under the Plan shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest in such Award. Awards made under a particular Section of the Plan need not be uniform as among Participants.
SECTION 4: UNITS.
     (a) Units Available. Subject to adjustment as provided in Section 4(c), the number of Units with respect to which Phantom Units and Options may be granted under the Plan is 435,000; provided that the maximum number of Phantom Units that may be awarded to Managers is 10,000. If any Option or Phantom Unit is forfeited or otherwise terminates or is canceled without the delivery of Units, then the Units covered by such Award, to the extent of such forfeiture, termination or cancellation, shall again be Units with respect to which Awards may be granted.
     (b) Sources of Units Deliverable under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units newly issued by the Partnership, Units acquired in the open market or from any Affiliate of the Partnership or the Company, or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.
     (c) Adjustments. In the event that any distribution (whether in the form of cash, Units, other securities or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, however, that the number of Units subject to any Award shall always be a whole number. The Committee may make provision for a cash payment to the holder of an outstanding Award.
     (d) Individual Limit. The maximum aggregate number of Units with respect to which Awards may be made under the Plan to any individual (other than a Manager) during any calendar year shall be 50,000 Units, subject to adjustment as described in Section 4(c) above. A Participant may not accrue DERs during any calendar year in excess of $2,000,000.

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SECTION 5: ELIGIBILITY.
Any Employee or Manager shall be eligible to be designated a Participant and receive an Award under the Plan.
SECTION 6: AWARDS.
     (a) Options. The Committee shall have the authority to determine the Employees to whom Options shall be granted, the number of Units to be covered by each Option, the exercise price therefor, the Restricted Period and the conditions and limitations applicable to the exercise of the Option, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
          (i) Exercise Price. The exercise price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted and may be more or less than its Fair Market Value as of the date of grant.
          (ii) Time and Method of Exercise. The Committee shall determine the Restricted Period and the method or methods by which payment of the exercise price may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Board, a “cashless-broker” exercise through procedures approved by the Board, a recourse note from the Participant in a form acceptable to the Board, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price.
     (b) Phantom Units.
          (i) Awards to Employees. The Committee shall have the authority to determine the Employees to whom Phantom Units shall be granted, the number of Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Phantom Units may become vested or forfeited, whether DERs are granted with respect to an Award and such other terms and conditions, as the Committee may determine, that are not inconsistent with the provisions of the Plan.
          (ii) Awards to Managers. Each Manager who is a member of the Board as of the effective date of the Plan shall be awarded Phantom Units with DERs as of that date in an amount equal to the lesser of (A) 500 or (B) that number of Phantom Units equal to $15,000 divided by the Fair Market Value of a Unit as of that date. Each Manager who is first appointed to the Board on or after the effective date of the Plan shall be awarded Phantom Units with DERs as of the date of first appointment in an amount equal to the lesser of (A) 500 or (B) that number of Phantom Units equal to $15,000 divided by the Fair Market Value of a Unit as of that date. Thereafter, on each anniversary of the date on which a Manager is first awarded Phantom Units during the term of the Plan, the Manager shall be awarded Phantom Units with DERs as of that date in an amount equal to the lesser of (A) 500 or (B) that number of Phantom Units equal to $15,000 divided by the Fair Market Value of a Unit as of that date. Except as provided in Section 6(b)(iii), a Manager shall vest in 25% of his or her Phantom Units on each anniversary of the original Award for such Phantom Units such that each Award shall fully vest on the fourth anniversary of the Award.

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     (c) General.
          (i) Forfeiture. Except as otherwise provided in the terms of the Award, upon termination of a Participant’s employment with the Company or its Affiliates or membership on the Board during the applicable Restricted Period, all Options and unvested Phantom Units shall be forfeited by the Participant; provided, however, that if the reason for the termination is the Participant’s death or Disability, all Options awarded to the Participant shall become exercisable and all Phantom Units shall vest automatically. The Committee may, in its discretion, waive in whole or in part any forfeiture.
          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate.
          (iii) Limits on Transfer of Awards.
               (A) Except as provided in (C),below, each Option shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
               (B) Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Partnership, the Company or any Affiliate thereof.
               (C) To the extent specifically provided by the Committee with respect to an Option grant, an Option may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish. In addition, Awards may be transferred by will and the laws of descent and distribution.
          (iv) Unit Certificates. All certificates for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
          (v) Delivery of Units or Other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any grant agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Partnership is not reasonably able to obtain or issue Units pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the

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Plan or the applicable Award grant agreement (including, without limitation, any exercise price or tax withholding) is received by the Partnership.
          (vi) Rule 16b-3. It is intended that the Plan and any Award made to a Participant subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.
          (vii) Status of Original Issue Units. The Partnership intends, but shall not be obligated, to register for sale under the Securities Act the Units acquirable pursuant to Awards, and to keep such registration effective throughout the period any Awards are in effect. In the absence of such effective registration or an available exemption from registration under the Securities Act, delivery of Units acquirable pursuant to Awards shall be delayed until registration of such Units is effective or an exemption from registration under the Securities Act is available. In the event exemption from registration under the Securities Act is available, a Participant (or a Participant’s estate or personal representative in the event of the Participant’s death or incapacity), if requested by the Partnership to do so, will execute and deliver to the Partnership in writing an agreement containing such provisions as the Partnership may require to assure compliance with applicable securities laws. No sale or disposition of Units acquired pursuant to an Award by a Participant shall be made in the absence of an effective registration statement under the Securities Act with respect to such Units unless an opinion of counsel satisfactory to the Partnership that such sale or disposition will not constitute a violation of the Securities Act or any other applicable securities laws is first obtained.
          (viii) Change in Control. Upon a Change in Control, all Awards shall automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all Restricted Periods shall terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. To the extent an Option is not exercised upon a Change in Control, the Committee may, in its discretion, cancel such Award without payment or provide for a replacement grant with respect to such property and on such terms as it deems appropriate.
SECTION 7: QUALIFIED PERFORMANCE-BASED COMPENSATION.
     (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Phantom Units, including tandem DERs, granted to a Participant shall be considered “qualified performance-based compensation” under Section 162(m) of the Code, in which case the provisions of this Section 7 shall apply.
     (b) Performance Goals. When grants are made under this Section 7, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be

7

established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to grants identified by the Committee as “qualified performance-based compensation.”
     (c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria, either in absolute terms or in comparison to publicly available industry standards or indices: assets under management, EBITDA (earnings before interest, taxes, depreciation and amortization), price-earnings multiples, net income, operating income, pre-tax income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, market capitalization, return on assets, return on capital employed, increase in assets, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more subsidiaries or affiliates or to the performance of the Company as a whole, or any combination of the foregoing.
     (d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code.
     (e) Certification of Results. The Committee shall certify the performance results for the performance period after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the performance goals and the satisfaction of all other terms of the Award.
     (f) Death, Disability or Other Circumstances. The Committee may provide in the agreement relating to an Award that Awards under this Section 7 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.
SECTION 8: AMENDMENT AND TERMINATION.
Except to the extent prohibited by applicable law:
     (a) Amendments to the Plan. Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 8(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner without the consent of any partner, Participant, other holder or beneficiary of an Award, or other Person.
     (b) Amendments to Awards. Subject to Section 8(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided

8

no change, other than pursuant to Section 8(c), in any Award shall materially reduce the benefit to a Participant without the consent of such Participant.
     (c) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Partnership or the financial statements of the Partnership, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
     (d) Atlas America, Inc. Stockholder Approval for “Qualified Performance-Based Compensation.” If Awards are made under the Plan pursuant to Section 7 above, the Plan must be approved by the stockholders of Atlas America, Inc. In addition, the Plan must be reapproved by the stockholders of Atlas America, Inc. no later than the first Atlas America, Inc. stockholders meeting that occurs in the fifth year in which the stockholders of Atlas America, Inc. previously approved the Plan, if additional Awards are to be made under Section 7 and if required by Section 162(m) of the Code and the regulations thereunder.
SECTION 9: GENERAL PROVISIONS.
     (a) No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each Participant.
     (b) Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities, Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy its withholding obligations for the payment of such taxes.
     (c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.
     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.
     (e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee,

9

such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (f) Compliance with Other Laws. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer or such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Partnership by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. It is intended that Awards of “qualified performance-based compensation” comply with the applicable provisions of Section 162(m) of the Code and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code or an exception from such requirements. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 409A of the Code, that Plan provision shall cease to apply.
     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Partnership, the Company or any participating Affiliate and a Participant or any other Person.
     (h) No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.
     (i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     (j) Facility Payment. Any amounts payable hereunder to any Person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such Person, or may be applied for the benefit of such Person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
SECTION 10: TERM OF THE PLAN.
The Plan shall be effective on the date of its approval by the Unit holders and shall continue until the date terminated by the Board or Units are no longer available for the grant of Awards under the Plan, whichever occurs first. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any

10

such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

11

ATLAS AMERICA, INC.
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF ATLAS AMERICA, INC.
     The undersigned hereby constitutes and appoints Edward E. Cohen and Matthew A. Jones, or either of them, as and for his proxies, each with the power to appoint such proxy’s substitute, and hereby authorizes them, or either of them, to vote all of the shares of common stock of Atlas America, Inc. held of record by the undersigned on April 10, 2007 at the Annual Meeting of Stockholders of Atlas America, Inc. to be held Wednesday, May 23, 2007 and at any and all adjournments thereof as follows:
(Continued and to be signed on the reverse side.)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
               1. PROPOSAL TO ADOPT THE ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               2. PROPOSAL TO AMEND THE ATLAS PIPELINE HOLDINGS, L.P. LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               3. PROPOSAL TO AMEND THE ATLAS ENERGY RESOURCES, LLC LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               4. PROPOSAL AMEND THE ATLAS PIPELINE PARTNERS, L.P. LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               5. ELECTION OF CLASS II DIRECTORS: The nominees for Class II directors:
Nominees:
☐  Carlton M. Arrendell
☐  Jonathan Z. Cohen
☐  Donald W. Delson

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY	☐ FOR ALL EXCEPT:
	FOR ALL NOMINEES	(See instructions below)
Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:■

               6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF .

☐ FOR	☐ AGAINST	☐ ABSTAIN
This proxy, when properly executed, will be voted in the manner specified above by the named proxies. If no direction is made, this proxy will be voted FOR the proposal to adopt the annual incentive plan for senior executives, FOR the proposal to amend the Atlas Pipeline Holdings, L.P. long-term incentive plan, FOR the proposal to amend the Atlas Energy Resources, LLC long-term incentive plan, FOR the proposal to amend the Atlas Pipeline Partners, L.P. long-term incentive plan and FOR all nominees listed.
The undersigned hereby acknowledges receipt of the Atlas America, Inc. Annual Report to Stockholders, Notice of the Atlas America, Inc. Annual Meeting and the Proxy Statement relating thereto.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Mark “X” here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate [_] your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Date:

Signature of stockholder

Signature of stockholder
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
ATLAS AMERICA, INC.
May 23, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

ATLAS AMERICA, INC.
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF
THE TRUSTEE OF THE
ATLAS AMERICA, INC. EMPLOYEE STOCK OWNERSHIP PLAN
     The undersigned, a participant in the Atlas America, Inc. Employee Stock Ownership Plan (“ESOP”), hereby directs GreatBanc Trust Company, as Trustee of the ESOP, to vote, as designated below, all the shares of common stock of Atlas America, Inc. allocated to the account of the undersigned in the ESOP (the “Allocated Shares”) at the Annual Meeting of Stockholders of Atlas America, Inc. to be held Wednesday, May 23, 2007 and at any and all adjournments thereof as follows:
(Continued and to be signed on the reverse side.)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
               1. PROPOSAL TO ADOPT THE ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               2. PROPOSAL TO AMEND THE ATLAS PIPELINE HOLDINGS, L.P. LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               3. PROPOSAL TO AMEND THE ATLAS ENERGY RESOURCES, LLC LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               4. PROPOSAL AMEND THE ATLAS PIPELINE PARTNERS, L.P. LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
               5. ELECTION OF CLASS II DIRECTORS: The nominees for Class II directors:
Nominees:
☐  Carlton M. Arrendell
☐  Jonathan Z. Cohen
☐  Donald W. Delson

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY	☐ FOR ALL EXCEPT :
	FOR ALL NOMINEES	(See instructions below)
Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:■

This Proxy Card, when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustees obligations under ERISA. If no direction is made, the shares allocated to your account will be voted by the Trustee in its discretion. If you vote to “Abstain” on a matter, your shares will be voted by the Trustee as if you had failed to vote your shares.
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE TRUSTEE OF THIS ESOP.
You will not be entitled to vote the Allocated Shares to your ESOP account at the stockholders’ meeting. Therefore, if we do not receive your Proxy Card by May 18, 2007, you, in effect, will be forfeiting the voting rights, which the ESOP makes available to you. We encourage all ESOP participants to exercise their right to vote the Allocated Shares to their ESOP accounts by returning their Proxy Cards promptly. If you decide to change your voting instructions after you have submitted your Proxy Card, you must obtain a new Proxy Card from us by contacting us at the address set forth below. If you have any questions or comments concerning the votes to be taken at the annual meeting, or concerning the procedure for completing and returning your Proxy Card, please call or write Patrick De Craene, who is a Vice President of the Trustee, at GreatBanc Trust Company, 2430 W. Indian Trail, Suite 201, Aurora, Illinois 60606, telephone (630) 572-5130 fax (630) 571-0599. Your telephone call or other communication with Mr. De Craene will be kept confidential.
The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.
Mark “X” here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate [___] your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Dated:                     , 2007

Signature of Stockholder

Signature of Stockholder
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
ATLAS AMERICA, INC.
May 23, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.